                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the registrant  /X/
Filed by a Party other than the registrant    / /

Check the appropriate box:
/ /  Preliminary Proxy Statement        / /  Confidential, for Use of
                                             Commission Only (as permitted
                                             by Rule 14a-6(e)(2))

/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                    PDT, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                                       N/A
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/ /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.


/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
          Rule 0-11:
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

/X/  Fee previously paid with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

          ------------------------------------------------------------
          ------------------------------------------------------------
                                    PDT, INC.
                              7408 Hollister Avenue
                        Santa Barbara, California  93117
          ------------------------------------------------------------
          ------------------------------------------------------------

          ------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on July 17, 1996
          ------------------------------------------------------------

        Notice is hereby given that the Annual Meeting of Stockholders of PDT, Inc. ("the Company") will be held on July 17, 1996, at 9:00 a.m., at The Four Seasons Biltmore, Loggia Room, 1260 Channel Drive, Santa Barbara, California, 93108, for the following purposes:

     1. To amend Article II, Section 2 of the Company's ByLaws to increase the authorized number of the directors of the Company to no more than nine
          (9) and no less than five (5);

     2. To elect seven (7) Directors to serve until the 1997 Annual Meeting and until their successors are elected and qualified;

     3.   To approve the PDT, Inc. Stock Compensation Plan;

     4. To ratify the appointment of Ernst & Young LLP, certified public accountants, as the Company's independent auditors for the fiscal year ending December 31, 1996; and

     5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
These items are more fully described in the following pages. The Board of Directors has fixed the close of business on JUNE 17, 1996, as the record date for the determination of Stockholders entitled to receive notice of and to vote at the meeting.  STOCKHOLDERS ARE REMINDED THAT SHARES CANNOT BE VOTED UNLESS
THE STOCKHOLDER IS PRESENT AT THE MEETING OR THE SIGNED PROXY IS RETURNED OR
OTHER ARRANGEMENTS ARE MADE TO HAVE THE SHARES REPRESENTED AT THE MEETING.
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                              By Order of the Board of Directors

                              /s/ Nikki M. Moseley

                              NIKKI M. MOSELEY
                              SECRETARY

Santa Barbara, California
June 19, 1996


               --------------------------------------------------
                    PLEASE SIGN AND RETURN THE ENCLOSED PROXY
               --------------------------------------------------

          ------------------------------------------------------------
          ------------------------------------------------------------
                                    PDT, INC.
                              7408 Hollister Avenue
                        Santa Barbara, California  93117
          ------------------------------------------------------------
          ------------------------------------------------------------

          ------------------------------------------------------------
                                 PROXY STATEMENT
          ------------------------------------------------------------

This Proxy Statement and the accompanying proxy card are being mailed to stockholders, beginning June 19, 1996, in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of PDT, Inc. (the "Company") for the 1996 Annual Meeting of Stockholders, to be held on Wednesday, July 17, 1996, at 9:00 a.m. local time, at The Four Seasons Biltmore, Loggia Room, 1260 Channel Drive, Santa Barbara, California, or at any adjournment thereof. Proxies are solicited to give all stockholders of record at the close of business on June 17, 1996 an opportunity to vote on matters to be presented at the Annual Meeting. Shares can be voted at the meeting only if the stockholder is present or represented by proxy.

At the Annual Meeting, stockholders will be asked to consider and vote upon five items as follows:

     ITEM 1. To amend Article II, Section 2 of the Company's ByLaws to increase the authorized number of the directors of the Company to no more than nine (9) and no less than five (5);

     ITEM 2. To elect seven (7) Directors to serve until the 1997 Annual Meeting and until their successors are elected and qualified;

     ITEM 3.   To approve the PDT, Inc. Stock Compensation Plan;

     ITEM 4. To ratify the appointment of Ernst & Young LLP, certified public accountants, as the Company's independent auditors for the current fiscal year; and

     ITEM 5. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Any stockholder giving a proxy may revoke it at any time prior to its exercise at the Annual Meeting by giving notice of such revocation either personally or in writing to the Secretary of the Company at the Company's executive offices, by subsequently executing and delivering another proxy, or by voting in person at the Annual Meeting.

A copy of the Annual Report to Stockholders and the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, are included herewith but shall not constitute proxy solicitation materials.

- --------------------------------------------------------------------------------
  THE BOARD OF DIRECTORS OF THE COMPANY BELIEVES THAT THE ELECTION OF ITS
  DIRECTOR NOMINEES IN ITEM 2 AND APPROVAL OF ITEMS 1, 3 AND 4  ARE IN THE
  BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY
  RECOMMENDS THAT THE STOCKHOLDERS VOTE TO ELECT EACH OF THE DIRECTOR NOMINEES
  IN ITEM 2 AND VOTE FOR ITEMS 1, 3 AND 4.
- --------------------------------------------------------------------------------

                       VOTING AND SOLICITATION OF PROXIES

Only holders of record at the close of business on June 17, 1996 (the "Record Date") of the Company's common stock, $.01 par value (the "Common Stock"), which is quoted on The Nasdaq Stock Market under the symbol "PDTI", will be entitled to vote at the Annual Meeting. On June 17, 1996, there were 12,367,170 shares of Common Stock outstanding. The holders of a majority of the outstanding shares of Common Stock present in person or by proxy and entitled to vote will constitute a quorum at the meeting. Broker non-votes (see below) will be counted toward the establishment of a quorum.


Please specify your choices on the items by marking the appropriate boxes on the enclosed proxy card and signing it. Shares represented by duly executed and unrevoked proxies in the enclosed form received by the Board will be voted at the Annual Meeting in accordance with the specifications made therein by the stockholders, unless authority to do so is withheld. If no specification is made, shares represented by duly executed and unrevoked proxies in the enclosed form will be voted FOR the election as directors of the nominees listed in Item 2 herein (except, in the event Item 1 is rejected, the two new nominees named herein), FOR Items 1, 3 and 4 and, with respect to any other matter that may properly come before the meeting, in the discretion of the proxy holder.

This proxy solicitation is being made by the Company. The Company intends to solicit proxies by use of the mails. In addition, solicitation of proxies may be made by personal and telephonic meetings with stockholders by directors, officers and regular employees of the Company. The cost of preparing, assembling and mailing the proxy materials will be borne by the Company.

VOTE REQUIRED

Amendment of the Company's ByLaws pursuant to Item 1 requires the affirmative vote of a majority of the shares outstanding as of the Record Date. Under Delaware law, the Company's Certificate of Incorporation and the Company's ByLaws, abstentions and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") on such proposals have the same legal effect as a vote against such proposals.

The election of the director nominees pursuant to Item 2 requires a plurality of the votes cast in person or by proxy at the Annual Meeting. A plurality means that the nominees with the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. Under Delaware law, the Company's Certificate of Incorporation and the Company's ByLaws, shares as to which a stockholder abstains or withholds from voting on the election of Directors and broker non-votes will not affect the outcome of the election of directors.

Approval of the PDT, Inc. Stock Compensation Plan pursuant to Item 3 and ratification of the appointment of Ernst & Young LLP as the independent auditors for the Company pursuant to Item 4 require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Under Delaware law, the Company's Certificate of Incorporation and the Company's ByLaws, abstentions on such proposals have the same legal effect as a vote against such proposals. Broker non-votes are not counted as shares represented and entitled to vote and therefore will not affect the outcome of the vote on such proposals.

If any stockholder gives notice at the meeting of his or her intention to cumulate votes in the election of directors, each stockholder will be entitled to cumulate his or her votes and give one nominee a number of votes equal to the number of directors to be elected, multiplied by the number of shares then held, or distribute the votes on the same principle among as many nominees as the stockholder deems fit. Stockholders voting by means of the accompanying proxy will be granting the proxy holders discretionary authority to vote their shares cumulatively, but such stockholders may not mark the proxy to cumulate their own votes. The Board of Directors does not presently intend to give notice to cumulate votes, but they may elect to do so in the event of a contested election or other, presently unexpected, circumstances. In the event of cumulative voting, the accompanying proxy authorizes the individuals named as proxy holders, in their discretion, to vote cumulatively and to distribute, in any manner, the votes to which each share is entitled in the election of directors, among the nominees for whom the authority to vote has not been withheld in the accompanying proxy.

On all other matters to come before the Annual Meeting, each holder of Common Stock will be entitled to one vote for each share owned.


- --------------------------------------------------------------------------------
IF YOU PLAN TO ATTEND THE MEETING, PLEASE MARK THE APPROPRIATE BOX ON THE PROXY CARD. STOCKHOLDERS WHOSE SHARES ARE HELD OF RECORD BY BROKERS OR OTHER INSTITUTIONS, WILL BE ADMITTED UPON PRESENTATION OF PROPER IDENTIFICATION AND PROOF OF OWNERSHIP (E.G.: A BROKERS' STATEMENT) AT THE DOOR.
- --------------------------------------------------------------------------------

                              SECURITY OWNERSHIP OF
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of June 17, 1996 by (i) each person known by the Company to own beneficially five percent or more of the outstanding shares of its Common Stock, (ii) each of the chief executive officer and the most highly compensated executive officers who received total annual salary and bonus in excess of $100,000 in 1995, (iii) each director and nominee for director of the Company and (iv) all directors and officers of the Company as a group.

                                                                                      PERCENTAGE OF
                                                      NUMBER OF SHARES BENEFICIALLY    OUTSTANDING
     NAME                                                       OWNED (1)(2)              STOCK
     ----                                                       ------------              -----
Daniel R. Doiron, Ph.D. (3)(4) . . . . . . . . . . . . . . .      1,634,148               13.0%
Donald K. McGhan (3)(5). . . . . . . . . . . . . . . . . . .      1,319,420               10.6%
Gary S. Kledzik, Ph.D. (3) . . . . . . . . . . . . . . . . .      1,296,625               10.1%
Paul F. Glenn (3). . . . . . . . . . . . . . . . . . . . . .        827,160                6.7%
Pharmacia & Upjohn, Inc. (6) . . . . . . . . . . . . . . . .        787,502                6.3%
Michael D. Farney. . . . . . . . . . . . . . . . . . . . . .        465,000                3.8%
David E. Mai . . . . . . . . . . . . . . . . . . . . . . . .        180,625                1.4%
Raul E. Perez, M.D.. . . . . . . . . . . . . . . . . . . . .         30,000                   *
Charles T. Foscue (7). . . . . . . . . . . . . . . . . . . .         31,140                   *
All directors and officers as a group (11 persons)(8). . . .      5,314,391               39.1%

- ----------
 *   Less than one percent.

(1) Each person has sole voting and investment power over the Common Stock shown as beneficially owned, subject to community property laws where applicable and the information contained in the footnotes below.

(2) Includes the following shares of Common Stock issuable upon exercise of options and/or warrants exercisable within 60 days of June 17, 1996:
     Dr. Doiron--158,125 shares; Mr. McGhan--30,000 shares; Dr. Kledzik-- 480,625 shares; Mr. Glenn--0 shares; Mr. Farney--30,000 shares; Mr. Mai-- 180,625 shares; Dr. Perez--30,000 shares; Mr. Foscue--2,250 shares; and directors and officers as a group--1,185,428 shares.

(3) Dr. Doiron's and Dr. Kledzik's address is 7408 Hollister Avenue, Santa Barbara, California 93117; Mr. McGhan's address is 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109; and Mr. Glenn's address is P.O. Box 50310, Santa Barbara, California 93105.

(4) Does not include 18,738 shares of Common Stock issued to members of Dr. Doiron's immediate family as to which Dr. Doiron disclaims beneficial ownership.

(5) Includes 539,420 shares of Common Stock issued to McGhan Management, a Nevada Limited Partnership, of which Mr. McGhan is the General Partner and all other Limited Partners are members of his immediate family.

(6) Includes warrants to purchase 62,501 shares of Common Stock. Pharmacia & Upjohn is a Delaware corporation formed by the merger in November 1995 of Pharmacia AB of Sweden and The Upjohn Company of the United States, according to a press release issued by Pharmacia & Upjohn on November 2, 1995. Each of Pharmacia AB and Pharmacia S.p.A., an Italian corporation and wholly-owned subsidiary of Pharmacia AB, has filed a Schedule 13D with the Securities and Exchange Commission dated July 7, 1995. According to the
     Schedule 13D filings, the principal business address of Pharmacia AB is S-171 97 Stockholm Sweden, and the principal business address of Pharmacia S.p.A. is via Robert Hoch 1.2, 75017 Milan, Italy. See "Certain Relationships and Related Transactions."

(7) Includes 14,780 shares of Common Stock issued to HAI Financial, Inc. of which Mr. Foscue is a principal.

(8) Also includes 1,000 shares of Common Stock issued to an officer's immediate family as to which he disclaims beneficial ownership.

            BOARD MEETINGS, REMUNERATION OF DIRECTORS AND COMMITTEES

During 1995, the Board of Directors met on five (5) occasions. Each director attended one hundred percent (100%) of the meetings of the Board of Directors and committees on which he served.

Employees of the Company do not receive any additional compensation for serving the Company as members of the Board of Directors or any of its Committees. Directors who are not employees of the Company do not receive fees for Board Meetings attended but do receive an annual stock option grant under the Non-Employee Directors' Stock Option Plan, as amended (the "Directors' Plan"). The Directors' Plan provides for an automatic grant of non-qualified stock options to purchase 7,500 shares of Common Stock to non-employee directors on the first day of the fourth quarter of each year that a non-employee director serves on the Board. Each stock option vests upon the grant date. The options are granted at an option price equal to the fair market value of the Company's Common Stock on the grant date. Each stock option is subject to a repurchase option in favor of the Company for some or all of the underlying shares, and such repurchase option lapses at a rate of 20% per year over five years subsequent to the grant date. The options terminate the earlier of 90 days from the date on which a director is no longer a member of the Board for any reason other than death, ten years from the date of grant, or six months from the director's death. During the year ended December 31, 1995, the following non-employee directors were awarded stock options to purchase 7,500 shares, each, under this plan: Michael D. Farney, Donald K. McGhan and Raul E. Perez, M.D. A total of 150,000 shares of Common Stock, as adjusted for a stock split effective in July 1995, are authorized for issuance under the Directors' Plan. As of December 31, 1995, the Company had outstanding options to purchase an aggregate of 90,000 shares of Common Stock, at a weighted average exercise price of $14.06 per share, no options had been exercised and options for 60,000 shares remained available for issuance under the Directors' Plan. In addition, the Company also reimburses directors for out-of-pocket expenses incurred in connection with attending Board and Committee Meetings.

The Board has standing Audit and Compensation Committees. The Board does not have a standing nominating committee or a committee performing similar functions. The current members of each of the Board's committees are listed below.

THE AUDIT COMMITTEE

The Audit Committee, composed solely of outside directors, meets with the Company's independent accountants and management to discuss, recommend and review accounting principles, financial and accounting controls, the scope of the annual audit and other matters; advises the Board on matters related to accounting and auditing; and reviews management's selection of independent accountants. The current members of the Audit Committee are Michael D. Farney, Donald K. McGhan and Raul E. Perez, M.D. During the 1995 fiscal year, the Audit Committee met one time.

THE COMPENSATION COMMITTEE

The Compensation Committee, composed solely of outside directors, reviews and takes action regarding terms of compensation, employment contracts and pension matters that concern executive officers of the Company. The current members of the Compensation Committee are Michael D. Farney, Donald K. McGhan and Raul E. Perez, M.D. The Compensation Committee met one time during fiscal 1995.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of the Company's Compensation and Audit Committees for fiscal 1995 were Michael D. Farney, Donald K. McGhan and Raul E. Perez, M.D. Mr. Farney was the Chief Financial Officer for the Company prior to the appointment of John M. Philpott in 1995, and Mr. McGhan was Chairman of the Board prior to Dr. Kledzik's appointment in 1991. Mr. Farney currently serves as a Director, Chief Executive Officer, and Secretary of INAMED Corporation, Las Vegas, Nevada. Mr. McGhan currently serves as Chairman of the Board and President of INAMED Corporation, Las Vegas, Nevada.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee (the "Committee"), composed entirely of independent, non-employee directors, is responsible for oversight and administration of executive compensation. The Committee also reviews the Company's overall compensation program as reported to the Committee by management. In establishing the Company's executive compensation program, the Committee takes into account stockholder value, current market data and compensation trends for comparable companies, compares corporate performance to that of other companies in the same industry, gauges achievement of corporate and individual objectives and considers the overall effectiveness of the program in measuring and rewarding desired performance levels. These principles have been adhered to by developing incentive pay programs which provide competitive compensation and reflect the Company's performance. Both short-term and long-term incentive compensation are based on Company performance, achievement of specific milestones and the value received by stockholders.

COMPENSATION PHILOSOPHY

The Committee bases the executive compensation program on the following principles which reflect the value created for stockholders while supporting the Company's strategic business goals:

     -    Compensation should encourage increased stockholder value.

     - Compensation levels for executive officers are benchmarked to the outside market, utilizing information from general industry surveys.

     - Total compensation opportunity is targeted to the mid-range from general industry surveys with incremental amounts which may be earned above that level depending upon corporate and individual performance. The Committee considers it essential to the vitality of the Company that the total compensation opportunity for executive officers remain competitive in order to attract and retain the talent needed to manage and build the Company's business.

     - A portion of compensation is tied to performance and is "at risk", to be earned only if specific milestones are achieved.

     - Incentive compensation is designed to reinforce the achievement of both short and long-term strategic business goals and objectives of the Company.

COMPENSATION MEASUREMENT

The Company's executive compensation is composed of three components, base salary, short-term incentives and long-term incentives, each of which is intended to serve the overall compensation philosophy.

BASE SALARY

The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance of the Company, general economic conditions as well as a number of factors relating to the particular individual, including the performance of the individual executive, and level of experience, ability and knowledge of the job.

SHORT-TERM INCENTIVES

At the start of each fiscal year, target levels of growth are established by senior management of the Company during the budgeting process and approved by the Board. The Compensation Committee is currently establishing incentive award opportunities to be available in the future for each executive based on the employee's level of responsibility, potential contribution, the success of the Company and competitive conditions. The executive's actual award will be determined following the end of the fiscal year based on the Company's achievement of its goals and an assessment of the executive's individual performance.

LONG-TERM INCENTIVES

The Company continues to maintain long term incentive plans based upon the Company's research and development program goals, strategic alliance collaboration goals and the performance of the Company's Common Stock on The Nasdaq Stock Market. Under the Company's employment agreements and the Company's stock option plans options are granted from time to time to reward key employee's contributions. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and future profitability. Generally, the exercise price of incentive stock options must equal or exceed the fair market value of the Common Stock on the date of grant. Although the exercise price of certain non-statutory stock options may be less than the fair market value of the Common Stock at the date of grant, no options granted to executive officers in 1995 were granted with an exercise price below fair market value. Generally, the options under the various stock option programs vest over seven or ten years and employees must continue to be employed by the Company for such options to vest.

1995-1996 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

In setting the 1995-1996 salary and incentive award levels for the Chief Executive Officer, the Committee reviewed the Company's achievement of important strategic alliances and completion of an initial public offering ("IPO") in the first half of 1995. The Committee also considered the Chief Executive Officer's leadership in continuing to strategically position the Company.

During 1995, the Company completed an initial public offering at a price of $10.67 per share (adjusted for a stock split effective in July 1995). The Company also received a $12 million equity investment from Pharmacia & Upjohn and signed an exclusive worldwide licensing agreement for the Company's leading photoactivated drug candidate. At December 31, 1995, the Company's Common Stock was trading on The Nasdaq Stock Market at a closing price of $50.25 per share, which represents an increase in stockholder value of over 471% from the closing of the initial public offering.

In consideration of the outstanding performance of the Company and its stockholders' value, the Committee, in an effort to maintain a base salary position within the range of the base salaries for chief executive officers of comparable companies, decided to provide a 44% increase in the Chief Executive Officer's base salary, starting in October 1995.

In determining the Chief Executive Officer's short term incentive award for 1995, the Committee reviewed the Company's achievements in 1995 and the increased value to stockholders since the Company's initial public offering. Since there was no pre-established formula for determining the annual incentive award for the Chief Executive Officer, the Committee, after review of the Company's achievements, awarded the Chief Executive Officer the overall short term incentive award shown in footnote 1 of the Summary Compensation Table. The Committee also approved the grant of 200,000 "at risk" Non-Statutory Stock Options (the "November 1995 Options") to the Chief Executive Officer, to be vested only upon the achievement of specific milestones identified as critical to the success and progress of the Company's objectives. The November 1995 Options were priced at the fair market value of $34.75 on the grant date of November 20, 1995. In May 1996, the Board voted to fix the vesting dates of the November 1995 Options to reduce excessive deferred compensation expense in the future and referred the matter to the Compensation Committee to fix the vesting dates of the November 1995 Options.

SECTION 162(m) IMPLICATIONS FOR EXECUTIVE COMPENSATION

It is the responsibility of the Committee to address the issues raised by
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which makes certain "non-performance-based" compensation to certain executives of the Company in excess of $1,000,000 non-deductible to the Company. To qualify as "performance-based" under Section 162(m), compensation payments must be made from a plan that is administered by a committee of outside directors and be based on achieving objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by stockholders, and the Committee must certify that the performance goals were achieved before payments can be awarded.

The Committee, in planning for the future of the Company, has considered the impact of Section 162(m) and has taken several steps which are designed to minimize its effect to the extent practicable while maintaining competitive compensation practices. First, the Board of Directors adopted the provisions of the PDT, Inc. Stock Compensation Plan (the "Plan"), which is submitted to the Company's stockholders in this Proxy Statement. The Plan establishes performance criteria which, if utilized, will qualify certain awards made under the Plan as performance-based awards approved by the stockholders, and thus not counted toward the $1,000,000 limitation. Secondly, the Committee continued to tie a significant portion of the Company's compensation to executives to achievement and increased stockholder value. The Committee expects to continue to examine the effects of Section 162(m) and to monitor the level of compensation paid to the Company's executive officers in order to take any steps which may be appropriate in response to the provisions of Section 162(m) to the extent practicable while maintaining competitive compensation practices.

                                        Compensation Committee
                                             Donald K. McGhan, Chairman
                                             Michael D. Farney
                                             Raul E. Perez, M.D.

EMPLOYMENT AGREEMENTS

PDT Pharmaceuticals, Inc. and Dr. Kledzik are parties to an employment agreement, as amended (the "Employment Agreement"), pursuant to which Dr. Kledzik agreed to serve as President of PDT Pharmaceuticals, Inc. The Employment Agreement provided for an initial employment term of one (1) year beginning on December 31, 1989. The Employment Agreement may be renewed for successive one-year terms, unless Dr. Kledzik notifies PDT Pharmaceuticals, Inc. in writing at least 30 days in advance or PDT Pharmaceuticals, Inc. notifies Dr. Kledzik in writing 30 days before or after the anniversary of the effective date. Under the terms of the Employment Agreement, Dr. Kledzik is entitled to an annual salary as determined by the Compensation Committee of the Board of Directors from time to time. The current annual salary is $180,000. As of December 31, 1995, in connection with the ongoing Employment Agreement, Dr. Kledzik has received options to purchase a total of 674,466 shares of Common Stock at exercise prices ranging from $0.03 to $2.00 per share with a weighted average price of $0.89 per share. Additionally, from one of the Company's employee stock option plans, Dr. Kledzik has received options to purchase 226,250 shares at exercise prices ranging from $6.00 to $34.75 per share with a weighted average exercise price of $31.48 per share. Options for 665,091 shares have vested, of which 284,466 have been exercised.
 The vesting with respect to options covering 575,000 shares is based upon the achievement of certain milestones, of which options covering 375,000 shares have achieved the specified milestone and have vested. As noted above, the Compensation Committee has been directed to fix the vesting dates of certain of these unvested options. The balance of the options vest ratably over four years from the date of grant. Vesting of all of the stock options under the Employment Agreement is contingent upon Dr. Kledzik's continued employment with PDT Pharmaceuticals, Inc. and all of the Common Stock underlying these stock options is covered by a repurchase option in favor of the Company which expires four years after the grants of the respective stock options. The Employment Agreement provides that Dr. Kledzik will perform his duties at PDT Pharmaceuticals, Inc.'s designated facility in Santa Barbara, California. If the Employment Agreement is terminated other than at Dr. Kledzik's option or by PDT Pharmaceuticals, Inc. for cause, then PDT Pharmaceuticals, Inc. will pay Dr. Kledzik severance compensation in an amount equal to the product of his monthly base salary multiplied by the greater of: (i) the number of months remaining under the term of the Employment Agreement; or (ii) six. If PDT Pharmaceuticals, Inc. terminates Dr. Kledzik's employment for cause or Dr. Kledzik terminates his employment, he is not entitled severance pay. "Cause" is defined in the Employment Agreement to be personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than minor traffic violations) or material breach of any provision of the Employment Agreement or any other agreement between Dr. Kledzik and PDT Pharmaceuticals, Inc. The Employment Agreement contains a covenant by Dr. Kledzik not to compete for a period of two years after the termination of the Employment Agreement. In addition, in connection with the execution of the Employment Agreement, Dr. Kledzik executed and delivered the Company's standard form Intellectual Property and Confidentiality Agreement providing for the assignment of inventions and intellectual property created or enhanced during Dr. Kledzik's employment to PDT Pharmaceuticals, Inc. and providing for the protection of confidential information.

PDT Systems, Inc. and Dr. Doiron are parties to an employment agreement, as amended (the "Employment Agreement") pursuant to which Dr. Doiron agreed to serve as President of PDT Systems, Inc. and Chief Scientist of PDT, Inc. The Employment Agreement provided for an initial employment term of one (1) year beginning on August 1,1992. The Employment Agreement may be renewed for successive one-year terms, unless Dr. Doiron notifies PDT Systems, Inc. in writing at least 30 days in advance or PDT Systems, Inc. notifies Dr. Doiron in writing 30 days before or after the expiration of either the initial or any subsequent term. Under the terms of the Employment Agreement, Dr. Doiron is entitled to an annual salary as determined by the Company from time to time. The current annual salary is $144,000. As of December 31, 1995, in connection with the ongoing Employment Agreement, Dr. Doiron has received options to purchase a total of 329,466 shares of Common Stock at exercise prices ranging from $0.03 to $2.00 per share with a weighted average price of $0.61 per share. Additionally, from one of the Company's employee stock option plans, Dr. Doiron has received options to purchase 126,250 shares at exercise prices ranging from $6.00 to $34.75 per share with a weighted average exercise price of $28.89 per share. Options for 331,341 shares have vested, of which 209,466 have been exercised. The vesting with respect to options covering 175,000 shares is based upon the achievement of certain milestones, of which options covering 75,000 shares have achieved the specified milestone and have vested. As noted above, the Compensation Committee has been directed to fix the vesting dates of certain of these unvested options. The balance of the options vest ratably over four years from the date of grant. The remaining terms and conditions of Dr. Doiron's Employment Agreement are substantially identical to those between PDT Pharmaceuticals, Inc. and Dr. Kledzik.

PDT Cardiovascular, Inc. and Mr. Mai are parties to an employment agreement, as amended (the "Employment Agreement") pursuant to which Mr. Mai agreed to serve initially as Marketing Manager of PDT Systems, Inc., later as Vice President of Clinical Affairs of PDT Pharmaceuticals, Inc. and currently as President of PDT Cardiovascular, Inc. and President of PDT, Inc. The Employment Agreement provided for an initial employment term of one (1) year beginning on

February 1, 1991. The Employment Agreement may be renewed for successive one-year terms, unless Mr. Mai notifies PDT Cardiovascular, Inc. in writing at least 30 days in advance or PDT Cardiovascular, Inc. notifies Mr. Mai in writing 30 days before or after January 1st of each year. Under the terms of the Employment Agreement, Mr. Mai is entitled to an annual salary as determined by the Company from time to time. The current annual salary is $144,000. As of December 31, 1995, in connection with the ongoing Employment Agreement, Mr. Mai has received options to purchase a total of 150,000 shares of Common Stock at exercise prices ranging from $0.67 to $2.00 per share with a weighted average price of $1.42 per share. Additionally, from one of the Company's employee stock option plans, Mr. Mai has received options to purchase 126,250 shares at exercise prices ranging from $6.00 to $34.75 per share with a weighted average exercise price of $28.89 per share. Options for 144,375 shares have vested, of which none have been exercised. The vesting with respect to options covering 137,500 shares is based upon the achievement of certain milestones, of which options covering 37,500 shares have achieved the specified milestone and have vested. As noted above, the Compensation Committee has been directed to fix the vesting dates of certain of these unvested options. The balance of the options vest ratably over four years from the date of grant. The remaining terms and conditions of Mr. Mai's Employment Agreement are substantially identical to that between PDT Pharmaceuticals, Inc. and Dr. Kledzik. except that if the Employment Agreement is terminated other than at Mr. Mai's option or by PDT Cardiovascular, Inc. for cause, then PDT Cardiovascular, Inc. will pay Mr. Mai severance compensation in an amount equal to one week's salary for each six month employment period, beginning six months after the effective date of the Employment Agreement.

Each of the Company's other executive officers and certain other significant employees have entered into employment agreements, as amended, with the Company. These employment agreements provide for initial employment terms of one year, with automatic renewals for successive one-year terms, unless either party notifies the other in writing thirty days prior to the expiration of either the initial or any subsequent term. The executive officers will perform such duties and be paid such salary and incentive compensation as is determined by the Compensation Committee of the Board of Directors from time to time. The employment agreements contain two-year noncompete provisions and provide that the Company will make severance payments equal to one week's salary for each six month employment period, beginning six months after the effective date of the employment agreement if the Company fails to renew or terminates the executive officer without cause. In addition, each employee signed the Company's standard Intellectual Property and Confidentiality Agreement.

EMPLOYEE STOCK OPTION PLANS

The Company has three employee stock option plans (the 1989 Plan, the 1992 Plan and the 1994 Plan) to purchase shares of Common Stock. All three plans provide for the grant of both incentive stock options and non-statutory stock options. The exercise price of the incentive stock options must equal or exceed the fair market value of the Common Stock at the grant date and the non-statutory stock options may be less than fair market value of the Common Stock at grant date. The Company has allocated 300,000 shares, 750,000 shares and 600,000 shares for the 1989 Plan, the 1992 Plan and the 1994 Plan, respectively. Options were granted under these plans to certain employees and corporate officers. Under the 1989 Plan, the Company granted options to purchase 8,500, 63,636 and 65,655 shares in 1995, 1994 and 1993, respectively. Under the 1992 Plan, the Company granted options to purchase 437,500, 105,000 and 146,250 shares in 1995, 1994 and 1993, respectively. Under the 1994

Plan, the Company granted options to purchase 18,750 shares in 1994. The options granted in 1995 under the 1992 Plan for the purchase of 427,500 shares at $34.75 per share are exercisable upon the achievement of certain milestones and are considered variable stock options. As of December 31, 1995, none of the milestones have been achieved for these variable stock options. The remaining shares granted for all of the plans are exercisable in equal annual installments over four years beginning one year from the grant date and expire seven years from the original grant date for the 1989 Plan, and ten years for the 1992 and 1994 plans.

The Company records deferred compensation for the excess of the fair value of Common Stock over the exercise price of stock options. With respect to variable stock options granted, deferred compensation is recorded when the likelihood of the achievement of the specified milestone is considered probable. As of December 31, 1995, the Company had nonvested variable stock options for 427,500 shares of which deferred compensation has been recorded for 347,500 shares. In 1995 and 1993, the Company recorded deferred compensation of $5,874,000 and $2,200,000 with respect to variable stock options, the vesting of which (due to the likelihood of achievement of specified milestones) is considered to be probable. Of these amounts, $1,247,000, $687,000 and $1,461,000 was expensed in the years ended December 31, 1995, 1994 and 1993, respectively, with the remaining amount to be amortized over future periods. Compensation expense will be adjusted in future periods for changes in the fair market value of the Common Stock. Additionally, with respect to the 80,000 shares which will have deferred compensation expense recorded once the achievement of the related milestone is assessed to be probable, compensation expense will be adjusted in future periods. The changes in the fair market value of Common Stock and the timing of the determination of probable milestone achievement could result in significant additional compensation expense. In May 1996, the Board voted to fix the vesting dates of the November 1995 Options to reduce excessive deferred compensation expense in the future and referred the matter to the Compensation Committee to fix the vesting dates of the November 1995 Options.

In addition, during the years ended December 31, 1995, 1994 and 1993, the Company recorded deferred compensation with respect to certain of the Common Stock options which had been granted at less than the estimated fair value. Deferred compensation recorded is amortized ratably over the period that the options vest to the option holder. This resulted in compensation expense of $348,000, $359,000 and $302,000 for the years ended December 31, 1995, 1994 and
1993, respectively.

Each of the foregoing plans, together with the Directors' Plan described above, has been approved by the Company's stockholders.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

The following table summarizes all compensation paid to the Company's Chief Executive Officer and to the Company's other most highly compensated executive officers other than the Chief Executive Officer, whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities to the Company during the fiscal years ended December 31, 1995, 1994 and 1993 (collectively, the named executive officers).

                                                                                                    LONG TERM
                                                                                                   COMPENSATON
                                                                      ANNUAL COMPENSATION             AWARDS
                                                                   --------------------------     -------------
                                                                                                    SECURITIES
                                                                                                    UNDERLYING
                                                                                                     OPTIONS
     NAME AND PRINCIPAL POSITION                           YEAR       SALARY        BONUS         (# OF SHARES)
- --------------------------------------------------      ---------  -----------  -------------     -------------

Gary S. Kledzik, Ph.D. . . . . . . . . . . . . . . . .     1995    $   135,000    $  55,000(2)       200,000
   Chairman of the Board and Chief Executive  Officer (1)  1994        125,000             --          7,500
                                                           1993        112,000             --        236,250

Daniel R. Doiron, Ph.D.. . . . . . . . . . . . . . . .     1995        122,000             --        100,000
   Director and Vice President of Technology               1994        110,500             --          7,500
                                                           1993        106,000             --         86,250

David E. Mai . . . . . . . . . . . . . . . . . . . . .     1995        118,000             --        100,000
   President (1)                                           1994        104,000             --          7,500
                                                           1993         91,500             --         86,250

- -------------------------
(1) In May 1996, David E. Mai was appointed as President of PDT, Inc., a position previously held by Gary S. Kledzik. Prior to May 1996, Mr. Mai was Vice President of Corporate Development for PDT, Inc.

(2) Dr. Kledzik was awarded a bonus of $55,000, with after tax net proceeds of $33,000. The bonus was awarded with the explicit intent for the net proceeds to be used to pay off Dr. Kledzik's outstanding note payable to the Company of $33,000 which included outstanding interest.

OPTION GRANTS IN 1995

The following table sets forth certain information as of December 31, 1995 and the year then ended concerning stock options granted to the named executive officers.

                                                   OPTION GRANTS IN LAST FISCAL YEAR
                                                   ---------------------------------
                                                                                                  POTENTIAL REALIZABLE
                                 NUMBER OF          % OF TOTAL                                      VALUE AT ASSUMED
                                SECURITIES            OPTIONS                                       ANNUAL RATES OF
                                UNDERLYING           GRANTED TO                                STOCK PRICE APPRECIATION
                                  OPTIONS            EMPLOYEES     EXERCISE                         FOR OPTION TERM
                                  GRANTED              DURING        PRICE       EXPIRATION  ---------------------------
     NAME                      (# OF SHARES)          THE YEAR   ($/SHARE)(2)       DATE           5%            10%
- ------------------------------  ------------------------------    ---------------------------------------   ------------
Gary S. Kledzik, Ph.D. . . . .   200,000   (1)           41%      $   34.75       11/20/05   $  4,370,818   $ 11,076,510

Daniel R. Doiron, Ph.D.. . . .   100,000   (1)           20%          34.75       11/20/05      2,185,409      5,538,255

David E. Mai . . . . . . . . .   100,000   (1)           20%          34.75       11/20/05      2,185,409      5,538,255

- -------------------------
(1) The stock options were granted on November 20, 1995. A portion of the shares underlying the options vest upon the achievement of certain specific business and regulatory milestones specific to each executive such as the initiation of Phase III clinical trials involving the Company's technology, obtaining FDA approval of a new drug application for the Company's products, executing a collaborative partnering agreement with one or more corporate partners, entering into a strategic alliance agreement in the field of ophthalmology and hiring certain executives. No assurance can be given that these milestones can be achieved. The options expire upon the earlier of (i) six months from the termination of employment or (ii) ten years from the date of grant. In May 1996, the Board voted to fix the vesting of the November 1995 Options to reduce excessive deferred compensation expense in the future and referred the matter to the Compensation Committee to fix the vesting dates.

(2) The exercise price on the date of grant was equal to the closing price of the Common Stock on the Nasdaq National Market on the date of grant.


STOCK OPTION EXERCISES IN 1995 AND YEAR-END OPTION VALUES

The following table sets forth information as to the stock options held by the named executive officers at the end of 1995 and the value of the options at that date based on the difference between the market price of the stock and the exercise prices of the options. There were no exercises of stock options by the named executive officers during 1995.

                                                  1995 YEAR-END OPTION VALUES

                                                       NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                UNDERLYING UNEXERCISED OPTIONS AT      IN-THE-MONEY OPTIONS AT
                                                        DECEMBER 31, 1995               DECEMBER 31, 1995(1)
                                                   --------------------------       ---------------------------
     NAME                                          EXERCISABLE  UNEXERCISABLE       EXERCISABLE   UNEXERCISABLE
- --------------------------------------------       -----------  -------------       -----------   -------------

Gary S. Kledzik, Ph.D. . . . . . . . . . . .         380,625        235,625        $ 18,501,656    $ 4,777,656

Daniel R. Doiron, Ph.D.. . . . . . . . . . .         121,875        124,375           5,857,969      2,673,594

David E. Mai . . . . . . . . . . . . . . . .         144,375        131,875           6,987,844      3,033,594

- -------------------------
(1) Based on the difference between the closing price of the Common Stock as reported on the Nasdaq National Market as of December 31, 1995 and the exercise price of such options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company has entered into a series of agreements with certain subsidiaries of Pharmacia & Upjohn (collectively Pharmacia & Upjohn) relating to the development and commercialization of SnET2. Pharmacia & Upjohn is one of the world's largest pharmaceutical companies with expertise in the clinical development and marketing of pharmaceutical products and has a leading position in many therapeutic areas, including oncology.

     SnET2 LICENSE AGREEMENT. In July 1995, the Company and Pharmacia & Upjohn entered into a development and license agreement (the License Agreement). Pursuant to this agreement, the Company granted to Pharmacia & Upjohn an exclusive, worldwide license to use, distribute and sell the Company's leading photoreactive drug candidate, SnET2, for therapeutic or diagnostic purposes in the area of photodynamic therapy. The agreement provides for the co-development by the Company and Pharmacia & Upjohn of SnET2 for use in photodynamic therapy in the fields of oncology, urology and dermatology. Indications contemplated by the agreement to be pursued by the collaboration include, but are not limited to, basal cell carcinoma, metastatic breast cancer involving the skin, KS, prostate cancer, brain cancer, benign prostatic hyperplasia and psoriasis.

     Under the terms of the License Agreement, Pharmacia & Upjohn is responsible for conducting certain aspects of clinical trials involving SnET2 and to fund other current and future clinical trials conducted by the Company involving SnET2. The Company is entitled to receive royalties on the sale of SnET2, payments for each contemplated indication upon the achievement of certain milestones and reimbursement for certain expenses. Pharmacia & Upjohn has also agreed to promote, market and sell SnET2 and to refrain from developing or selling other photodynamic therapy drugs in the fields of oncology, urology and dermatology during the agreement term. The License Agreement gives Pharmacia & Upjohn a right of first negotiation with respect to the marketing rights to any new photodynamic therapy drug developed in the fields of oncology, urology and dermatology by the Company. The agreement remains in force for the duration of the patents related to SnET2 or for a period of ten years from the first commercial sale of SnET2 on a country-by-country basis, whichever is longer. After those periods have expired, Pharmacia & Upjohn will have an irrevocable, royalty-free, nonexclusive license to SnET2.

     STOCK PURCHASE AGREEMENT.   Concurrent with entering into the License
Agreement, Pharmacia & Upjohn entered into a Stock Purchase Agreement dated as of July 1, 1995 (the Stock Purchase Agreement), pursuant to which Pharmacia & Upjohn purchased 600,000 shares of Common Stock from the Company for $12 million. Pursuant to the Stock Purchase Agreement, Pharmacia & Upjohn agreed to certain restrictions with respect to the acquisition of shares of the Common Stock for five years, subject to certain exceptions. Further, Pharmacia & Upjohn has agreed that it will not sell the 600,000 shares acquired pursuant to the Stock Purchase Agreement for a period of one year from the date of acquisition except: (i) with the prior written consent of the Company, (ii) as part of a registered offering pursuant to certain registration rights granted to Pharmacia & Upjohn pursuant to such agreement, or (iii) to an affiliate pursuant to such agreement.

     DRUG SUPPLY AGREEMENT.   Subsequent to entering into the License Agreement,
the Company and Pharmacia & Upjohn entered into a drug product supply agreement (the Drug Supply Agreement) pursuant to which the Company agreed to manufacture (or have manufactured) and to supply to Pharmacia & Upjohn upon specified payment terms Pharmacia & Upjohn's requirements of SnET2 in finished pharmaceutical form for clinical and commercial purposes in the area of photodynamic therapy. Pharmacia & Upjohn has agreed to make minimum yearly purchases of SnET2 commencing when and if FDA marketing approval for SnET2 is obtained. The Drug Supply Agreement remains in force for the term of the License Agreement, subject to termination under certain limited circumstances. Upon termination, the Company has agreed to continue to provide SnET2 to Pharmacia & Upjohn on terms to be negotiated by the parties.

     DEVICE SUPPLY AGREEMENT.   Also in connection with the License Agreement,
the Company and Pharmacia & Upjohn entered into a device supply agreement (the Device Supply Agreement) pursuant to which the Company appointed Pharmacia & Upjohn as a non-exclusive worldwide distributor of certain instruments developed, manufactured or licensed by the Company that produce, deliver or measure light (light devices) for use with SnET2 in photodynamic therapy in the fields of oncology, urology and dermatology. The Device Supply Agreement provides for the sale by the Company to Pharmacia & Upjohn of such light devices at specified rates. The Company is responsible for the development and regulatory approval of the light devices. During the term of the Device Supply Agreement, except as described below, Pharmacia & Upjohn is prohibited from (i) developing or manufacturing such light devices, (ii) purchasing such light devices from third parties or (iii) distributing or selling such light devices for use with any photodynamic drug other than SnET2. If the Company determines not to manufacture a particular light device, or if the Company is unable to supply or have supplied a particular light device, Pharmacia & Upjohn is entitled to manufacture such device. The Device Supply Agreement remains in force during the term of the License Agreement, subject to earlier termination under certain limited circumstances.

     FORMULATION AGREEMENT.   In August 1994, the Company entered into a supply
contract with Pharmacia & Upjohn to develop an emulsion formulation suitable for intravenous administration of SnET2 (the Formulation Agreement). Pursuant to this agreement, Pharmacia & Upjohn agreed to be the Company's exclusive supplier of such emulsion products. This agreement provides, among other terms, that Pharmacia & Upjohn agrees to manufacture and supply all of the Company's worldwide requirements of certain emulsion formulations containing SnET2 produced and packaged under current Good Manufacturing Practices and to the Company's specifications and other standards and that Pharmacia & Upjohn will not develop or supply formulations or services for use in any photodynamic applications for any other company. This agreement continues indefinitely except that it may be terminated ten years after the first commercial sale of SnET2 product. For the year ended December 31, 1995, the Company paid $830,000 and recorded an expense of $1,685,000 in connection with the Formulation Agreement. The Formulation Agreement requires the Company to pay an additional $400,000 if certain milestones are achieved as well as paying for the costs related to the development program being performed.

Under each of the License Agreement, the Drug Supply Agreement, the Device Supply Agreement and the Formulation Agreement, the Company and Pharmacia & Upjohn have agreed to indemnify each other against certain potential liabilities relating to third party claims and negligent acts, the manufacture and sale of SnET2, the manufacture and sale of light devices and the manufacture and sale of emulsion and/or SnET2 product, respectively, as well as certain other matters.

Charles T. Foscue is Chairman, President and Chief Executive Officer of HAI Financial, Inc. Pursuant to a letter agreement entered into in January 1992, the Company retained the predecessor in interest to HAI Financial, Inc. (together with such predecessor, HAI) to provide financial consulting and advisory services which included certain capital raising activities of the Company. In December, 1995 the Company and HAI entered into a financial services agreement which restated and in certain respects amended the terms of the 1992 letter agreement and provided for the continued provision by HAI of financial consulting and advisory services. In April 1996, the Company and HAI entered into an amended and restated financial services agreement which supersedes all previous agreements (the Financial Services Agreement). During 1995, the Company paid HAI $46,000 in connection with the Company's initial public offering and, pursuant to the Financial Services Agreement and upon completion of the Company's secondary public offering in April 1996, HAI received cash compensation of $1,115,000 from the Company. The Company expects to continue to utilize the services of HAI for which HAI will be entitled to receive compensation pursuant to the terms of the Financial Services Agreement. Under the Financial Services Agreement, HAI has agreed to provide certain financial services in connection with public or private offerings of securities by the Company. The Company has agreed to pay HAI on a monthly basis according to a specified hourly fee schedule based on services provided, in addition to expense reimbursements. HAI and the Company are each entitled to indemnification by the other party for certain losses and liabilities.

                               CERTAIN PROCEEDINGS

The Company and certain of its executive officers have received subpoenas from the Securities and Exchange Commission (the Commission) to provide certain information and to testify IN THE MATTER OF TRADING IN THE SECURITIES OF UPJOHN COMPANY. Although the breadth and nature of this investigation is not known, the Company does not believe that it or any of its executive officers or directors has engaged in any inappropriate activity, and the Company intends to continue to cooperate with the investigation, and to continue its own internal inquiries.

                     COMPARISON OF TOTAL STOCKHOLDER RETURN

The Company's Common Stock began trading on the Nasdaq SmallCap Market on April 11, 1995 and was designated as a National Market System security on The Nasdaq Stock Market on August 30, 1995. The graph below compares the cumulative total stockholder return on the Company's Common Stock with the cumulative total return on the Nasdaq Market Index and a peer group made up of the companies included in the Nasdaq Pharmaceutical Index over the period indicated (assuming the investment of $100 in the Company's Common Stock on April 11, 1995, the date of the Company's initial public offering, and reinvestment of any dividends).
In accordance with SEC regulations, the stockholder return for each entity in the peer group index has been weighted on the basis of market capitalization as of each monthly measurement date set forth on the graph. Stockholders are cautioned against drawing any conclusions from the data contained therein, as past results are not necessarily indicative of future performance. The other indices are included for comparative purposes only and do not necessarily reflect management's opinion that such indices are an appropriate measure of the relative performance of the Company's Common Stock.

               ------------------------------------------------------------
                                                  Nasdaq
                  Month end Date     PDT     Pharmaceuticals     Nasdaq
               ------------------------------------------------------------
                    11-Apr-95       $100           $100           $100
                    Apr-95          $155           $102           $102
                    May-95          $208           $103           $105
                    Jun-95          $244           $115           $113
                    Jul-95          $303           $125           $121
                    Aug-95          $328           $139           $124
                    Sep-95          $377           $143           $127
                    Oct-95          $361           $138           $126
                    Nov-95          $413           $145           $129
                    Dec-95          $471           $167           $128
               ------------------------------------------------------------

                                     [GRAPH]

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                   ITEM NO. 1
                    APPROVAL TO AMEND ARTICLE II, SECTION 2 OF
                              THE COMPANY'S BYLAWS
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

In November 1995, the Board of Directors approved, subject to stockholder approval, the amendment and restatement of Article II, Section 2 of the Company's ByLaws, NUMBER AND QUALIFICATION OF DIRECTORS, to increase the authorized number of directors of the Company's to no more than nine (9) and no less than five (5).

Article II, Section 2 of the current ByLaws states that the authorized number of directors of the Company will be five (5) until changed by an amendment to the Certificate of Incorporation or by a ByLaw amending Section 2, duly adopted by the vote or written consent of the holders of a majority of the outstanding shares entitle to vote. The proposed amendment to Article II, Section 2 of the Company's ByLaws would amend and restate Article II, Section 2 to read in its entirety as follows:

     Section 2.     NUMBER AND QUALIFICATION OF DIRECTORS.
                    The authorized number of directors of this Corporation will be not less than five nor more than nine (9), and the exact number of directors will be seven (7) until changed, within the limits specified above, by a resolution amending such exact number, duly adopted by the Board of Directors or by the stockholders. Subject to the provisions of the Certificate of Incorporation, the minimum and maximum number of directors may be changed, or a definite number may be fixed without provision for an indefinite number, by a duly adopted amendment to the Certificate of Incorporation or by an amendment to this ByLaw duly adopted by the vote or written consent of holders of a majority of the outstanding shares entitled to vote; provided, however, that no decrease will shorten the term of any incumbent director unless such director is specifically removed pursuant to
     Section 5 of this Article II of these ByLaws at the time of such decrease.

The Board of Directors believes the amendment to the ByLaws to increase the authorized number of directors for the Company will permit PDT to add to the Board of Directors the two new nominees identified in Item 2 and, if deemed advisable by the Board, to identify and attract additional directors who have valuable experience to enhance the ability of the Board of Directors to guide the Company.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS ITEM.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                   ITEM NO. 2
                              ELECTION OF DIRECTORS
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


The ByLaws of the Company, as proposed to be amended pursuant to Item 1, authorize not more than nine (9) nor less than five (5) members of the Board of Directors and specifically that the fixed number of members will be seven (7) until changed. Unless otherwise instructed, proxy holders will vote the proxies received by them for the election of the Company's seven (7) nominees named below, each to serve until the next Annual Meeting of Stockholders and until the director's successor is elected and qualified. If any stockholder gives notice in accordance with Certificate of Incorporation and applicable law of his or her intention to cumulate votes, then all stockholders may cumulate votes. If such notice is given, the proxy holders will vote the proxies received by them cumulatively in their discretion.

Seven (7) Directors are being nominated to be elected until the 1997 Annual Meeting of Stockholders and until their successors are elected and qualified:
DANIEL R. DOIRON, PH.D.; MICHAEL D. FARNEY; CHARLES T. FOSCUE; GARY S. KLEDZIK, PH.D.; DONALD K. MCGHAN; DAVID E. MAI; AND RAUL E. PEREZ, M.D. If
Item 1 is not approved, then the proxies will be voted for the five incumbent directors, namely Daniel R. Doiron, Ph.D., Michael D. Farney, Gary S. Kledzik, Ph.D., Donald K. McGhan and Raul E. Perez, M.D., unless otherwise indicated on the proxy.

If any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the shares which they represent for a nominee designated by the present Board of Directors to fill the vacancy, unless the Board, to the extent permitted, reduces the number of directors. It is not presently expected that any nominee will be unable or will decline to serve as a director.

Names of the nominees and certain information about each of them are set forth below.

DANIEL R. DOIRON, PH.D., AGE 45

Dr. Doiron is a founder of the Company and has served as Vice President of Technology or Chief Scientist and a director of the Company, and as President of the PDT Systems, Inc. subsidiary, since the Company's inception in June 1989. Dr. Doiron was the principal officer of Laserguide, Inc., the custom laser, fiber optic and accessory firm which he founded in January 1984 and which was acquired by the Company in August 1989. He also co-founded the non-profit Western Institute for Laser Treatment in Santa Barbara, California and has served as a member of its Board of Directors since it was established in April 1983. Dr. Doiron's prior experience includes positions as Research Associate at the Institute of Physics and Imaging Science at the University of Southern California, Director of Photophysics Laboratory at Children's Hospital of Los Angeles and Assistant Professor of Research at the USC School of Medicine. He holds B.S. and M.S. degrees in Nuclear Engineering and a Ph.D. degree in Chemical Engineering from the University of California at Santa Barbara.

MICHAEL D. FARNEY, AGE 52

Mr. Farney is a founder of the Company and has served as a director since its inception in June 1989. He served as Chief Financial Officer of the Company from inception until December 1995. Mr. Farney also serves as a director, Chief Executive Officer and Secretary of INAMED Corporation, Las Vegas, Nevada ("INAMED"), which develops, manufactures and markets medical devices. He also serves as Secretary of INAMED's wholly-owned subsidiaries, including, BioEnterics Corporation, BioDermis Corporation, Flowmatrix Corporation, McGhan Medical Corporation and Medisyn Technologies Corporation. Previously Mr. Farney served as Chief Financial Officer and Treasurer of INAMED Corporation and its domestic and international subsidiaries. Mr. Farney has held his positions with INAMED since April 1987.

CHARLES T. FOSCUE, AGE 47

Mr. Foscue is a founder, Chairman, President and Chief Executive Officer of HAI Financial, Inc. ("HAI") and has held those positions since the inception of HAI in 1979 (previously known as Harmet Associates, Inc.). HAI serves as a corporate financial consultant in the areas of mergers and acquisitions, public and private financings, strategic planning and financial analysis.
HAI and Mr. Foscue have been advisors to the Company since 1991 and have been involved in the Company's private and public financings from 1991 to the present. Prior to founding HAI, Mr. Foscue was Vice President of Marketing for Tri-Chem, Inc. Mr. Foscue holds a B.A. degree in Economics from the University of North Carolina and an M.B.A. degree from Harvard University, Graduate School of Business.

GARY S. KLEDZIK, PH.D., AGE 46

Dr. Kledzik is a founder of the Company and has served as a director since its inception in June 1989. He has been Chairman of the Board of Directors since July 1991 and Chief Executive Officer since September 1992 and served as President of the Company from June 1989 to May 1996. Dr. Kledzik has held the office of President of PDT Pharmaceuticals, Inc. since its formation. Prior to joining the Company, Dr. Kledzik was Vice President of the Glenn Foundation for Medical Research. His previous experience includes serving as General and Research Manager for an Ortho Diagnostic Systems, Inc. division of Johnson & Johnson, Vice President of Immulok, Inc., a cancer and infectious disease biotechnology company which he co-founded and which was acquired by Johnson & Johnson in 1983, Laboratory Director for Endocrine Sciences in Los Angeles and Adjunct Research Scientist at the University of California at Los Angeles. Dr. Kledzik holds a B.S. in Biology and a Ph.D. in Physiology from Michigan State University.

DONALD K. MCGHAN, AGE 62

Mr. McGhan is a founder of the Company and has served as a director since its inception in June 1989. He served as Chairman of the Board prior to Dr. Kledzik's appointment in 1991. Mr. McGhan has also served as Chairman of the Board and President of INAMED since its inception in 1985. Previously, Mr. McGhan was Founder, Chairman of the Board and Chief Executive Officer of McGhan NuSil Corporation, which was acquired by Union Carbide Corporation in 1990. Mr. McGhan has also served as Director of Operations for an Ortho Diagnostic Systems, Inc. subsidiary of Johnson & Johnson and as a Founder, President and Chairman of the Board of Immulok, Inc., which was acquired by Johnson & Johnson in 1983.

DAVID E. MAI, AGE 51

Mr. Mai has served as President of the Company since May 1996, and as President of PDT Cardiovascular, Inc. since September 1992. Mr. Mai served as Vice President of Corporate Development for the Company from March 1994 to May 1996. Mr. Mai became associated with PDT, Inc. in July 1990 as a consultant assisting with technology and business development. He joined the Company in 1991, serving as New Product Plan Manager from February 1991 to July 1992 and as Clinical Research Manager from July 1992 to September 1992. Prior to joining the Company, Mr. Mai was Director of the Intravascular Ultrasound Division of Diasonics Corporation from 1988 to 1989. Previously, Mr. Mai served as Director of Strategic Marketing for Boston Scientific Corporation's Advanced Technologies Division, Vice President of Stanco Medical and Sales Engineer with Hewlett-Packard Medical Electronics. Mr. Mai's early career in the hospital/clinical field included positions as Manager of Cardiology Department and Clinical and Research Associate in Cardiology at Fresno Community Hospital. Mr. Mai received his cardiopulmonary training in the U.S. Navy and holds a B.S. degree in Biology from the University of Hawaii.

RAUL E. PEREZ, M.D., AGE 46

Dr. Perez has served as a director of the Company since September 1992. Dr. Perez is a board certified obstetrician/gynecologist. He has been in practice for thirteen years and currently practices at St. John's Mercy Medical Center in St. Louis, Missouri, where he is a member of the Quality Assurance Committee. Dr. Perez is also a fellow of the Academy of Obstetricians and Gynecologists. Dr. Perez completed his medical education at the University of Maryland and completed his internship and residency in obstetrics and gynecology at St. John's Mercy Medical Center.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE ELECTION OF
         THE SEVEN NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                   ITEM NO. 3
                        PROPOSAL TO APPROVE THE PDT, INC.
                             STOCK COMPENSATION PLAN
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

The Board of Directors unanimously adopted the PDT, Inc. Stock Compensation Plan (the "Plan") at its regular meeting on May 17, 1996, subject to the approval of the stockholders of the Company. Accordingly, at the Annual Meeting the stockholders will be asked to approve the Plan, and the Board recommends that it be approved. The Board of Directors and management believe that the Plan will help attract and retain superior employees and promote long-term growth and profitability by further aligning employee and stockholder interests. If the Plan is approved, the Company will have more flexibility to determine the type and amount of awards to be granted to eligible participants. The Plan incorporates the type of awards presently available to Company officers and employees under several of the stock option plans described above and also makes certain other types of awards available. As described below, if the Plan is approved by stockholders, it will supersede the existing stock option plans for officers and employees, except to the extent of options outstanding under the Existing Plans, and no further awards will be made under those plans, except for the Directors' Plan.

A summary of the principal features of the Plan is provided below, but is qualified in its entirety by reference to the full text of the Plan, which is attached to this Proxy Statement as Exhibit A. All defined terms used below have the meaning set forth in the Plan, unless otherwise indicated.

PURPOSE, STRUCTURE, AWARDS AND ELIGIBILITY

The Plan is intended to secure for the Company and its subsidiaries and its stockholders the benefits arising from ownership of the Company's Common Stock by those selected key individuals of the Company and its subsidiaries who will be responsible for the future growth of such corporations. The Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide key individuals with an additional incentive to contribute to the success of the Company and its subsidiaries. The Plan is intended to supersede and replace all existing Company stock option plans (the Existing Plans), except for the Non-Employee Directors' Stock Option Plan of the Company and except to the extent of options outstanding under the Existing Plans.

The Plan is composed of six parts (individually, "Programs") and the Plan Administrators (as defined below) may make the following types of grants under the Plan, each of which will be an "Award": (i) Incentive Stock Options ("ISOs") under the Incentive Stock Option Program (the "Incentive Program"); (ii) Nonqualified Stock Options ("NQSOs") under the Nonqualified Stock Option Program (the "Nonqualified Program"); (iii) Restricted Shares ("Restricted Shares") under the Restricted Shares Program (the "Restricted Program"); (iv) Stock Appreciation Rights ("SARs") under the Stock Appreciation Rights Program (the "SAR Program"); (v) Other Stock Rights under the Stock Rights Program (the "Stock Rights Program"), which may include the issuance of Performance Shares, Stock Payments and Dividend Equivalent Rights, all as defined in Article V of the Plan. The sixth part of the Plan is the Stock Purchase Program (the "Purchase Program") under which employees of the Company and its subsidiaries may purchase shares of Common Stock.

Officers, key employees, employee directors, and independent contractors or agents of the Company or its subsidiaries who are responsible for or contribute to the management, growth, or profitability of the business of the Company or its subsidiaries will be eligible for selection by the Plan Administrators to participate in the Plan; provided, however, that ISOs may be granted under the Incentive Program only to a person who is an employee of the Company or its subsidiaries. An employee may be granted NQSOs under the Plan; provided, however, that the grant of NQSOs and ISOs to an employee will be the grant of separate options and each NQSO and each ISO will be specifically designated as such in accordance with applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code").

SHARES SUBJECT TO PLAN

The aggregate number of shares of Common Stock with respect to which the grant of Awards, other than Stock Payments and the purchase of stock under the Purchase Program, may be made in any calendar year under the Plan will not exceed Two Hundred Thousand (200,000) shares. Within such total, the aggregate number of shares of Common Stock with respect to which the grant of Performance Shares and Restricted Shares may be made in any calendar year under the Plan will not exceed in combination Fifty Thousand (50,000) shares. Furthermore, within such total, in no event will ISOs with respect to more than Two Hundred Thousand (200,000) shares of Common Stock be granted under the Plan during the term thereof. The aggregate number of shares of Common Stock with respect to which the grant of Stock Payments may be made in any calendar year under the Plan will not exceed Fifty Thousand (50,000) shares. Finally, the aggregate number of shares of Common Stock available for purchase under the Purchase Program in any calendar year will not exceed One Hundred Thousand (100,000) shares. The shares of Common Stock issuable under the Plan may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any of the Awards granted under the Plan expire, terminate or are forfeited for any reason before they have been exercised, vested or been issued in full, the unused shares subject to those expired, terminated or forfeited Awards will again be available for purposes of the Plan.

The number of shares of Common Stock with respect to which the grant of Awards other than Stock Payments or purchases under the Purchase Program may be made to any participant in any calendar year under the Plan will not exceed Twenty Thousand (20,000) shares. Within such total, the number of shares of Common Stock with respect to which the grant of each of Performance Shares, Restricted Shares and Dividend Equivalent Rights may be made to any participant in any calendar year under the Plan will not exceed in combination Ten Thousand (10,000) shares. Finally, the number of shares of Common Stock with respect to which the grant of Stock Payments may be made to any Plan Participant in any calendar year under the Plan will not exceed Ten Thousand (10,000) shares.


The maximum number of shares subject to the Plan and the individual limits are subject to adjustment as defined in Article I, Section 7 of the Plan and as described below. The closing price of the Company's Common Stock on June 14, 1996 was $43.75 per share.

EFFECTIVE DATE AND DURATION

The Plan became effective upon its adoption by the Board of Directors of the Company, subject to approval of the Plan by a majority of the stockholders of the Company voting in person or by proxy at the Annual Meeting. The Plan will continue in effect until July 17, 2006 unless sooner terminated under the general provisions of the Plan. No Award will be granted after the date on which the Plan terminates.

ADMINISTRATION


The Plan will be administered by the Board of Directors or by a committee appointed by the Board, consisting of not less than two directors of the Company who are "disinterested" directors within the meaning of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"); so long as disinterested administration is required under Rule 16b-3, and who are outside directors as defined in Section 162(m) of the Code, so long as outside directors are required by the Code; provided, however, as long as disinterested administration or outside directors are so required, if not all members of the Board are disinterested directors and outside directors, then the Board will appoint such a committee. Subject to the foregoing limitations, as applicable, the Board may from time to time remove members from the committee, fill all vacancies on the committee, however caused, and may select one of the members of the committee as its Chairman. The members of the Board or committee, when acting to administer the Plan, are referred to as the "Plan Administrators." The Plan Administrators will hold meetings at such times and places as they may determine, will keep minutes of their meetings, and may adopt, amend, and revoke such rules and procedures as they may deem proper with respect to the Plan. Any action of the Plan Administrators will be taken by majority vote or the unanimous written consent of the Plan Administrators. Subject to certain specific provisions of the Plan, and with a view to effecting its purpose, the Plan Administrators will have sole authority, in their absolute discretion: (a) to construe and interpret the Plan; (b) to define the terms used therein; (c) to determine the individuals to whom Awards will be granted under the Plan; (d) to determine the time or times at which Awards will be granted under the Plan; (e) to determine the number of shares subject to each Award, the price or exercise price of any Award, the duration of each Award granted under the Plan; (f) to determine all of the other terms and conditions of Awards granted under the Plan; and (g) to make all other determinations necessary or advisable for the administration of the Plan and to do everything necessary or appropriate to administer the Plan. All decisions, determinations, and interpretations made by the Plan Administrators will be binding and conclusive on all participants in the Plan and on their legal representatives, heirs, and beneficiaries.

TYPES OF AWARDS AVAILABLE UNDER PLAN


     STOCK OPTIONS.      The Plan Administrators may grant to participants
options to purchase shares of Common Stock. The purchase price for shares acquired pursuant to the exercise, in whole or in part, of any option will not be less than the greater of: (i) the par value of a share of Common Stock; or (ii) the Fair Market Value (as defined in Article I, Section 22 of the Plan attached hereto) of the shares at the time of the grant of the option. Notwithstanding the foregoing, if at the time an ISO is granted the optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries (a "10% Stockholder"), the purchase price of the shares covered by such ISO will not be less than 110% of the Fair Market Value of a share of Common Stock on the date the ISO is granted. Each option granted will expire on the date determined by the Plan Administrators, but in no event later than ten (10) years from the date of grant, except in the case of ISOs awarded to a 10% Stockholder, in which case the expiration date will not be later than five (5) years from the date of grant. Each grant of a stock option will be evidenced by an agreement which will incorporate such terms and conditions as the Plan Administrators, in their sole discretion, deem are not inconsistent with the terms of the Plan and other legal requirements (the "Award Agreement"). The Plan Administrators may prescribe the method of exercise and payment of such stock options; provided that the aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which any ISOs become exercisable during any calendar year under all plans of the Company may not exceed $100,000. The purchase price for shares may be paid in cash, certified and cashier's check, or, if permitted by the Plan Administrators, by shares of Common Stock, or by the surrender of all or part of an Award (including the Award being exercised), or in other property, rights and credits deemed acceptable by the Plan Administrators, or, if permitted, by any combination of the foregoing.



     If an optionee ceases to be employed by the Company for any reason other than death or disability, the option will terminate; provided that the Plan Administrators may, in their discretion, allow the option to be exercised (to the extent exercisable at termination) at any time within three (3) months after termination. If an optionee becomes disabled, the Plan Administrators may allow the option to be exercised (to the extent unexercised at termination) up to one
(1) year after termination of employment, and if an optionee dies while an employee or within three (3) months thereafter, the optionee may exercise the option (to the extent exercisable at termination) up to one (1) year after the date of death, unless, in either case, the Award Agreement provides otherwise.


     STOCK APPRECIATION RIGHTS.    The Plan Administrators may grant stock
appreciation rights ("SARs") in tandem with the grant of stock options or as an independent grant. Each SAR will expire on the date determined by the Plan Administrators, but in no event later than ten (10) years from the date of grant. Upon settlement of a SAR, the participant will receive a payment equal to the excess, if any, of the SAR Exercise Price (Fair Market Value of a share of Common Stock on the date of exercise) for the number of shares being exercised over the SAR Grant Price (the option price for the related option, if any, or similarly calculated grant price) for such shares. Such payment may be made in whole shares or in cash or a combination of shares and cash, as determined under the SAR agreement. Each SAR grant will be evidenced by an agreement which will incorporate such terms and conditions as the Plan Administrators, in their sole discretion, deem are not inconsistent with the Plan and the related option agreement, if any.

     RESTRICTED SHARES. -- The Plan Administrators may grant Restricted Shares to participants, which shares become nonforfeitable upon the achievement of specified service or performance conditions within a specified time period. During such period, subject to the terms of the related agreement, the participant may not sell, pledge, assign or transfer such shares, other than by will or the laws of descent and distribution. At the discretion of the Plan Administrators, the participant who is granted Restricted Shares will have all of the rights of a stockholder, including, without limitation, the right to vote Restricted Shares and the right to receive dividends on such Restricted Shares. The Plan Administrators may (but are not obligated to) require that any dividends on such shares will be automatically deferred and reinvested in additional restricted shares subject to the same restrictions as the underlying restricted shares. If a participant fails to meet the terms and conditions set forth in the related agreement during the period of the restrictions, the Restricted Shares will be forfeited, and all rights of the participant to such shares will terminate without further obligation on the part of the Company. If a participant terminates employment with the Company prior to expiration of the restriction period, the Restricted Shares will be forfeited; provided that the Plan Administrators may, in their discretion, accelerate the lapsing of or waive such restrictions based on such factors as they may determine, including, but not limited to, the participant's retirement, death or disability.


     OTHER STOCK RIGHTS. The Plan Administrators may also grant to participants Performance Shares, Stock Payments or Dividend Equivalent Rights. Each such Award will expire on the date determined by the Plan Administrators, but in no event later than ten (10) years from the date of grant.

     PERFORMANCE SHARES will become payable to a participant based upon the achievement of specified performance objectives, as described below, and upon other terms and conditions established by the Plan Administrators. Each grant is required to satisfy the conditions for performance-based awards, as summarized below. A grant may provide for forfeiture of Performance Shares in the event of termination of employment or other events, subject to exceptions for death, disability, retirement or other events, as the Plan Administrators may determine. Payment of Performance Shares may be made in such form and at such time as the Plan Administrators may determine. Payment, if any, upon exercise or settlement may be made as provided above with respect to stock options.

     STOCK PAYMENTS may be made to participants as a bonus or additional compensation or in lieu of the obligation of the Company or a subsidiary to pay cash compensation, as determined by the Plan Administrators. Once a participant receiving Stock Payments becomes holder of record of such shares, the participant will have all voting, dividend, liquidation and other rights with respect to shares issued as Stock Payments; provided, that the Plan Administrators may impose such restrictions on transfer as they deem appropriate.

     DIVIDEND EQUIVALENT RIGHTS may be granted in tandem with the grant of stock options, SARs, Restricted Shares or Performance Shares that otherwise do not provide for the payment of dividends on the shares subject to the grant, or Dividend Equivalent Rights may be granted as independent rights. Payment may be made in cash, shares of Common Stock, or a combination thereof, may be immediate or deferred, and may be subject to meeting employment requirements, Performance Objectives or such other conditions as the Plan Administrators may determine. The total payment attributable to a share subject to a Dividend Equivalent Right will not exceed one hundred percent (100%) of the equivalent dividends payable with respect to a share of Common Stock, taking into account any assumed reinvestment (including assumed reinvestment in shares of Common Stock) or interest earnings on such equivalent dividends in the case of a deferred payment. However, such percentage may increase to a maximum of two hundred percent (200%) if the Dividend Equivalent Right is subject to a Performance Objective, as described below.

     PERFORMANCE-BASED AWARDS. -- Each grant of Performance Shares will be subject to achievement of a performance objective. The agreement relating to such grant will specify the performance objective, performance period, and the applicable number of Performance Shares. Other grants may be subject to achievement of a performance objective, as determined by the Plan Administrators. The maximum award percentage will not exceed one hundred percent (100%) in the case of performance-based Restricted Shares and two hundred percent (200%) in the case of Performance Shares or performance-based Dividend Equivalent Rights.

     The Plan Administrators will determine and specify the performance objective (the "Performance Objective") in the related agreement. The Performance Objective will consist of (i) one or more business criteria, including financial, service level and individual performance criteria, and
(ii) a target level or levels of performance with respect to such criteria. The Performance Objective for Performance Shares and any other performance-based award granted to an employee that the Committee deems may be or become a covered employee, as defined in Section 162(m)(3) of the Code (generally, the chief executive officer and up to four other most highly compensated executive officers at the end of the then current fiscal year), will be objective and will otherwise meet the requirements of Section 162(m)(4)(C) of the Code. Such Performance Objective will be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: return on net assets; return on assets; return on equity; return on capital; return on revenues; cash flow; book value; share price performance (including Options and SARs tied solely to appreciation in the Fair Market Value of the shares); earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); or EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. Achievement of any such Performance Objective will be measured over a period of years not to exceed ten, as specified by the Plan Administrators. The Plan Administrators will establish the targeted level or levels of performance for each such business criterion.


     STOCK PURCHASE PROGRAM. Under the Purchase Program, eligible employees may acquire Common Stock from the Company at a price equal to the lesser of: (i) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the enrollment date; or (ii) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the exercise date. Under the Purchase Program there are a series of consecutive one-year offering periods, provided the Plan Administrators may change the duration of an offering period. An eligible employee may enroll in an offering period by delivering an agreement in a form prescribed by the Plan Administrators to the Company designating payroll deductions not exceeding fifteen percent (15%) of compensation. An agreement in effect for one offering period will continue in effect until withdrawn by the employee. On the enrollment date for each offering period, each eligible employee participating in such offering period will be granted an option to purchase on each exercise date during such offering period up to the lesser of: (i) One Thousand Five Hundred (1,500) shares or (ii) that number of shares of Common Stock determined by dividing Twenty Five Thousand ($25,000.00) by the Fair Market Value of a share of Common Stock on the enrollment date. The option will expire immediately after the last exercise date of the offering period. No participant will be granted an option under the Purchase Program if, immediately after the grant, such participant would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any subsidiary (applying the constructive ownership rules of Section 424(d) of the Code and treating stock that a participant may acquire under outstanding options as stock owned by the participant); or that permits such participant's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate that exceeds Twenty Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) in any calendar year (computed utilizing the rules of Section 423(b)(8) of the Code). The participant will have no interest or voting right in shares covered by an option until such option has been exercised.

     Shares purchased under the Purchase Program will be held in an account maintained by an agent selected by the Company. Subject to limitations under the Code, any cash dividends will be automatically invested in shares of Common Stock purchased at 100% of Fair Market Value on the next exercise date. All non-cash distributions will be paid to participants as soon as practicable. Prior to termination of employment, a participant may withdraw some or all shares of Common Stock, subject to certain notice requirements, provided that, unless the Plan Administrators otherwise permit in their sole discretion, at least twelve (12) months have expired following the exercise date on which such shares were purchased. After ceasing to be an employee for any reason, all shares of Common Stock held in the account and unused payroll deductions will be returned to the participant.

     A participant may withdraw from an offering period, or increase or decrease the rate of his or her payroll deductions (subject to such limitations as the Plan Administrators may impose), by written notice at least five (5) business days prior to the next exercise date or payroll date, as the case may be. To the extent necessary to comply with Section 423 of the Code, such deductions will be decreased to zero during a purchase period scheduled to end during a calendar year when the aggregate of all payroll deductions previously used to purchase stock during such year, plus accrued payroll deductions, equals $21,250 (based on the 85% discount).

CHANGE OF CONTROL


Unless otherwise provided in an Award agreement, if a Change of Control (as defined in Article I, Section 8 of the Plan attached hereto) occurs prior to vesting or settlement of any outstanding Award, then from and after the Acceleration Date, all outstanding and unexercised options, SARs and Dividend Equivalent Rights shall be exercisable in full, whether or not otherwise exercisable, all restrictions and Restriction Periods applicable to all outstanding Restricted Shares, Stock Payments and Dividend Equivalent Rights shall lapse and certificates representing such shares shall be delivered to the Plan Participant no later than the fifth day following the Acceleration Date, all Performance Objectives and other terms and conditions applicable to any Performance Shares, Stock Payments and Dividend Equivalent Rights shall be deemed to have been met and the full value of such Shares, Payments or Rights shall be paid or issued to the Plan Participant no later than the fifth day following the Acceleration Date. The Plan Administrators may, in their discretion, include in the agreement evidencing any such Award, a provision or provisions to avoid or ameliorate the federal income tax impact of excess parachute payments as defined in Section 280G(b) of the Code, including, without limitation, provisions reducing the benefits or payments realizable by the Plan Participant under such Awards or providing for additional payments to such Plan Participant as a result of excise tax payment obligations related thereto. Under the Purchase Program, all funds in the Plan Participants' accounts which have not been used to purchase Common Stock will be refunded to the Plan Participant no later than the fifth day following the Acceleration Date and all Common Stock held in the Plan Participants' accounts will be released as a withdrawal under the terms and conditions of the Purchase Program.

EMPLOYMENT AND OTHER TERMS AND CONDITIONS

Each participant may be required to agree in writing, as a condition of receiving an Award under the Plan, that he or she will remain in the employment of, or service to, the Company or its subsidiaries following the date of the granting of that Award for a period specified by the Plan Administrators in their discretion. In the discretion of the Plan Administrators, a Plan Participant may also be required to agree to non-competition, non-disclosure, non-solicitation or any other terms or provisions not inconsistent with the Plan in consideration of the grant of an Award. The grant of an Award will not confer any right to continued employment or alter the terms of any employment agreement.

Except as may be provided in an award Agreement, the Plan Administrators may, in their discretion, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award (other than the right to purchase shares pursuant to the Purchase Program). The Plan Administrators, in their sole discretion, may cancel any unexpired, unpaid or deferred Award (other than a right to purchase shares pursuant to the Purchase Program) at any time if the Plan Participant is not in compliance with all applicable provisions of the Plan or any Award agreement or if the Plan Participant, whether or not he or she is currently employed by the Company or one of its subsidiaries, acts in a manner contrary to the best interests of the Company and its subsidiaries. The right to receive any Award under the Plan (other than the right to purchase shares pursuant to the Purchase Program) may, at the request of the Plan Participant, be deferred to such period and upon such terms and conditions as the Plan Administrators shall, in the discretion, determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in shares of Common Stock.

TRANSFERABILITY

During the lifetime of a participant to whom an Award is granted, only the participant, or participant's legal representative, may exercise or receive payment of an Award; provided, however, that the Plan Administrators may, in their sole discretion, permit transfers of NQSOs and SARs, for estate planning purposes, if and to the extent such transfers do not cause a participant subject to Section 16 of the Exchange Act to lose the benefit of the exemptions under Rule 16b-3 for such transactions or violate other rules or regulations of the Securities and Exchange Commission or the Internal Revenue Service or materially increase the cost of the Company's compliance with such rules or regulations. In the event of a Plan Participant's death, all of such person's outstanding Awards, including his or her rights to receive any accrued but unpaid Stock Payments, will transfer to the maximum extent permitted by law to such person's beneficiary (except to the extent a permitted transfer of a NQSO or SAR was previously made). No Award (other than unrestricted Stock Payments upon receipt) may be sold, pledged, assigned, transferred in any manner (except as provided in the Plan), exchanged or otherwise encumbered or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, and any attempt to do so shall be of no effect.

ADJUSTMENTS


In the event that there is any change in the Company's Common Stock by reason of any merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar corporate transaction or event, the number and kind of shares which may be delivered, the exercise price, grant price, or purchase price relating to any Award will be proportionately and equitably adjusted by the Plan Administrators at the time of such event.


TAX WITHHOLDING


The grant or exercise of any Award or the sale and issuance of any shares to be purchased under the Plan are subject to the condition that if, at any time, the Company determines, the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable, then the grant or exercise of any Award or the sale and issuance of any shares to be purchased under the Plan will not be effective unless such withholding has been obtained in a manner acceptable to the Company.


AMENDMENTS

Subject to limitations as described in Article I, Section 10 of the Plan, the Plan Administrators may amend or revise the terms of the Plan; provided that, without the approval of the stockholders of the Company representing a majority of the stockholders voting in person or by proxy, no amendment or revision will:
(a) increase the maximum aggregate number of shares that may be sold or distributed; (b) change the minimum purchase price for shares; (c) increase the maximum term established for Awards; (d) permit the granting of an Award or right to purchase shares to anyone other than those provided for in the Plan;
(e) change the term of the Plan; or (f) materially increase the benefits to participants under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

The federal income tax rules governing the tax treatment of stock options, SARs, Restricted Shares, Dividend Equivalent Rights, Stock Payments, Performance Shares and the Purchase Program are quite technical. Therefore, the description set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the federal income tax laws.

     INCENTIVE OPTIONS. The participant recognizes no taxable gain or loss when an ISO is granted or exercised, although upon exercise the spread between the fair market value and the exercise price generally is an item of tax preference for purposes of the participant's alternative minimum tax. If the shares acquired upon the exercise of an ISO are held for at least one year after exercise and two years after grant (the "Holding Periods"), the participant recognizes any gain or loss realized upon such sale as long-term capital gain or loss and the Company is not entitled to a deduction. If the shares are not held for the Holding Periods, the gain is ordinary income to the participant to the extent of the difference between the exercise price and the fair market value of Common Stock on the date the option is exercised and any excess is capital gain. Also, in such circumstances, the Company receives a deduction equal to the amount of any ordinary income recognized by the participant.

     NONQUALIFIED OPTIONS. The participant recognizes no taxable income and the Company receives no deduction when a NQSO is granted. Upon exercise of a NQSO, the participant recognizes ordinary income and the Company receives a deduction equal to the difference between the exercise price and the fair market value of the Common Stock on the date of exercise. The participant recognizes as a capital gain or loss any subsequent profit or loss realized on the sale or exchange of any shares disposed of or sold.

     STOCK APPRECIATION RIGHTS.   Upon the grant of a SAR, the participant
recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income and the Company receives a deduction at the time of exercise equal to the cash and fair market value of shares payable upon such exercise.

     RESTRICTED SHARES. A participant granted Restricted Shares is not required to include the value of such shares in income until the first time such participant's rights in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under Code Section 83(b) to be taxed on the receipt of the shares. In either case, the amount of such ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount (if any) paid for the shares. The Company receives a deduction, in the amount of the ordinary income recognized by the participant, for the Company's taxable year in which the participant recognizes such income.

     DIVIDEND EQUIVALENT RIGHTS. A participant granted Dividend Equivalent Rights recognizes ordinary income equal to the cash (or fair market value of shares if payment is made in such form) as and when such become payable to the participant in accordance with the terms of the Dividend Equivalent Rights Award. The Company receives a deduction for the same amount in the year that income is recognized by the participant.

     PERFORMANCE SHARES. Upon the grant of Performance Shares, the participant recognizes no taxable income and the Company receives no deduction. The participant recognizes ordinary income equal to the fair market value of such shares as and when such become payable to the participant in accordance with the terms of the Performance Shares Award. The Company receives a deduction for the same amount in the year that income is recognized by the participant.

     STOCK PAYMENTS. A participant granted Stock Payments recognizes income in an amount equal to the fair market value of such shares as and when such becomes payable to the participant. The Company receives a deduction for the same amount in the year that income is recognized by the participant.

     STOCK PURCHASE PROGRAM. A participant in the Purchase Program does not realize income at the time of entry into the Program or at the time of purchase of shares of the Common Stock. If no disposition of the Common Stock is made within two (2) years from the enrollment date, as defined in the Purchase Program, for the applicable offering period, nor within one (1) year of the exercise date, upon subsequent disposition of the Common Stock, ordinary income will be realized to the extent of the lesser of: (a) 15% of the fair market value on the enrollment date for the applicable offering; or (b) the amount by which the net proceeds of the sale exceed the price paid. Any further gain is treated as capital gain. No income tax deduction will be allowed to the Company for shares transferred to an employee, provided such shares are held for the periods described above. If the shares are disposed of within the periods described above, the employee will recognize ordinary income for the taxable year of the disposition equal to the excess of the fair market value of the shares on the date of purchase over the price paid. Generally, the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the employee.


     PARACHUTE PAYMENTS. Under certain circumstances, an accelerated vesting or the cash out of stock options, or an accelerated lapse of restrictions on other Awards, in connection with a Change of Control of the Company might be deemed an "excess parachute payment" for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the participant may be subject to a 20% excise tax and the Company may be denied a tax deduction.


     SECTION 162(m). Section 162(m) of the Code limits to $1 million per year the federal income tax deduction available to a public company for compensation paid to any of its chief executive officer and up to four of its other highest paid executive officers. However, Section 162(m) provides an exception from this limitation for certain "performance-based" compensation if various requirements are satisfied. The Plan is designed to satisfy this exception for stock options, SARs and Performance Shares issued thereunder. In addition, the Plan is structured in a manner so that if the Plan Administrators elects to issue Restricted Shares, Dividend Equivalent Rights or Stock Payments thereunder, it also can satisfy the exception for such grants by utilizing the "performance-based" award criteria identified under the subheading "Performance-based Awards" above, if desired.


The foregoing description of the federal income tax consequences of the Plan and Programs is only a summary and is based on the Company's understanding of present federal tax laws and regulations.



As described above, the employees of the Company and its subsidiaries who will receive Awards under the Plan and the size of the Awards are generally to be determined by the Plan Administrators in their discretion. Thus, it is not possible either to predict the benefits or amounts that will be received by or allocated to particular individuals or groups of employees or to determine the benefits or amounts that would have been received or allocated to such persons for 1995 if the Plan had been in effect. Approximately 90 employees have received options under the Existing Plans.


              THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
                          THE STOCK COMPENSATION PLAN.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                                   ITEM NO. 4
                        PROPOSAL TO RATIFY APPOINTMENT OF
                  THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

The Board of Directors has appointed, subject to ratification by the stockholders, Ernst & Young LLP as the Company's independent public accountants for the fiscal year ending December 31, 1996. Ernst & Young LLP has been the Company's independent auditors since 1992. The Board of Directors believes that the continuation of Ernst & Young LLP as the Company's independent public accountants is beneficial to the Company and its stockholders.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to address the meeting, if they so desire, and respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THIS ITEM.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and officers, and any persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed.

To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the year ended December 31, 1995, all such Section 16(a) filing requirements were complied with.

                                  OTHER MATTERS

The Company is unaware of any other matters to be presented at the Annual Meeting, but if any other matters should properly come before the Meeting, it is intended that the persons named in the accompanying proxy will vote the proxy in accordance with their judgment.

               STOCKHOLDER PROPOSALS FOR THE 1997 PROXY STATEMENT


Any stockholder satisfying the Securities and Exchange Commission requirements and wishing to submit a proposal to be included in the Proxy Statement for the Company's 1997 Annual Meeting of Stockholders should submit the proposal in writing to Secretary, PDT, Inc., 7408 Hollister Avenue, Santa Barbara, California 93117 no later than February 20, 1997, in order for such proposal to be considered for inclusion in the Proxy Statement and all other conditions for such inclusion must be satisfied.

               THE PROMPT RETURN OF YOUR PROXY WILL BE APPRECIATED
                  AND HELPFUL IN OBTAINING THE NECESSARY VOTE.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING,
                     PLEASE SIGN THE PROXY AND RETURN IT IN
                          THE ENCLOSED STAMPED ENVELOPE
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


SANTA BARBARA, CALIFORNIA
JUNE 19, 1996


                                        By Order of the Board of Directors

                                        /s/ Nikki M. Moseley

                                        Nikki M. Moseley
                                        Secretary

                                    EXHIBIT A

                                    PDT, INC.
                             STOCK COMPENSATION PLAN

     1.   PURPOSE.   This PDT, Inc. 1996 Stock Compensation Plan (THE "PLAN") is
intended to secure for PDT, Inc. (THE "COMPANY") and its subsidiaries and its stockholders the benefits arising from ownership of the Company's common stock (THE "COMMON STOCK") by those selected key individuals of the Company and its subsidiaries who will be responsible for the future growth of such corporations. The Plan is designed to help attract and retain superior personnel for positions of substantial responsibility with the Company and its subsidiaries, and to provide key individuals with an additional incentive to contribute to the success of the corporations. The Plan is intended to supersede and replace all existing Company stock option plans except for the PDT, Inc. Non-Employee Directors' Stock Option Plan (THE "EXISTING PLANS") and except to the extent of options outstanding under the Existing Plans. Nothing contained herein shall be construed to amend or terminate any existing options, whether pursuant to the Existing Plans or otherwise granted by the Company.

     Part of the Plan includes a Stock Purchase Program which is intended to promote the growth and general prosperity of the Company by permitting the Company to sell to employees of the Company and its subsidiaries shares of the Common Stock in accordance with Section 423 of the Internal Revenue Tax Code of 1986, as amended ("SECTION 423") and it is the intention of the Company to have the Stock Purchase Program portion of the Plan to qualify as an Employee Stock Purchase Plan in accordance with Section 423. Accordingly, the Stock Purchase Program shall be construed to extend and limit participation consistent with the requirements of Section 423.

     2.   ELEMENTS OF THE PROGRAM.   In order to maintain flexibility in the
award of stock benefits, the Plan is composed of six parts. The first part is the Incentive Stock Option Program (THE "INCENTIVE PROGRAM") under which incentive stock options ("ISOS") are granted. The second part is the Nonqualified Stock Option Program (THE "NONQUALIFIED PROGRAM") under which nonqualified stock options ("NQSOS") are granted. The third part is the Restricted Shares Program (THE "RESTRICTED PROGRAM") under which restricted shares of Common Stock (THE "RESTRICTED SHARES") are granted. The fourth part is the Stock Appreciation Rights Program (THE "SAR PROGRAM") under which SARs (as defined therein) are granted. The fifth part is the Other Stock Rights Program (the "STOCK RIGHTS PROGRAM") under which: (i) units representing the equivalent of shares of Common Stock awarded pursuant to Section 5 of the Stock Rights Program (THE "PERFORMANCE SHARES") are granted; (ii) payments of compensation in the form of shares of Common Stock pursuant to Section 6 of the Stock Rights Program (THE "STOCK PAYMENTS") are granted; and (iii) rights pursuant to Section 7 of the Stock Rights Program to receive cash or shares of Common Stock based on the value of dividends paid with respect to a share of Common Stock (THE "DIVIDEND EQUIVALENT RIGHTS") are granted. The sixth part is the Stock Purchase Program (THE "PURCHASE PROGRAM"). The Incentive Program, the Nonqualified Program, the Restricted Program, the SAR Program, the Stock Rights Program and the Purchase Program are collectively referred to herein as the "PROGRAMS." The grant of an option, SAR, right to purchase shares (under the Purchase Program) or other right or award (collectively, an "AWARD") under one of the Programs shall not be construed to prohibit the grant of an Award under any of the other Programs.


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                        Page -1-

     3.   APPLICABILITY OF GENERAL PROVISIONS.   Unless any Program specifically
indicated to the contrary, all Programs shall be subject to the General Provisions of the PDT, Inc., Stock Compensation Plan set forth below.

     4.   ADMINISTRATION OF THE PROGRAMS.   The Programs shall be administered,
construed, governed and amended in accordance with their respective terms.


                                    ARTICLE I
                               GENERAL PROVISIONS

     SECTION 1.     ADMINISTRATION.   The Plan shall be administered by the
Board of Directors of the Company or by a committee appointed by the Board, consisting of not less than two (2) directors of the Company who are "DISINTERESTED" directors within the meaning of Rule 16b-3 promulgated pursuant to the Securities and Exchange Act of 1934, as amended (THE "EXCHANGE ACT") so long as such Rule shall require disinterested administration of the Plan, and who are "outside directors" as defined in Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder (THE "CODE"), so long as outside directors as so required by the Code; provided, however, that if not all members of the Board are disinterested directors and outside directors (if so required), then the Board shall appoint such a committee. Subject to the foregoing limitations, as applicable, the Board may from time to time remove members from the committee, fill all vacancies on the committee, however caused, and may select one of the members of the committee as its Chairman. The members of the Board or committee, when acting to administer the Plan, are herein collectively referred to as the "PLAN ADMINISTRATORS."

     The Plan Administrators shall hold meetings at such times and places as they may determine, shall keep minutes of their meetings and may adopt, amend or revoke such rules and procedures as they may deem proper with respect to the Plan. Any action of the Plan Administrators shall be taken by majority vote or unanimous written consent without meeting of the Plan Administrators.

     SECTION 2.     AUTHORITY OF PLAN ADMINISTRATORS.   Subject to the other
provisions of this Plan, and with a view to effecting its purpose, the Plan Administrators shall have sole authority, in their absolute discretion: (a) to construe and interpret the Plan; (b) to define the terms used herein; (c) to determine the individuals to whom Awards shall be granted under the Plan; (d) to determine the time or times at which Awards shall be granted under the Plan; (e) to determine the number of shares subject to each Award, the price or exercise price of any Award and the duration of each Award granted under the Plan; (f) to determine all of the other terms and conditions of Awards granted under the Plan; and (g) to make all other determinations necessary or advisable for the administration of the Plan and to do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations made by the Plan Administrators shall be binding and conclusive on all participants in the Plan (THE "PLAN PARTICIPANTS") and on their legal representations, heirs and beneficiaries.


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                        Page -2-

     SECTION 3.     MAXIMUM NUMBER OF SHARES SUBJECT TO THE PROGRAM.   The
aggregate number of shares of Common Stock with respect to which the grant of Awards, other than purchases of stock under the Purchase Program and Stock Payments, may be made in any calendar year under this Plan shall not exceed Two Hundred Thousand (200,000) shares of Common Stock. Within such total, the aggregate number of shares of Common Stock with respect to which the grant of Performance Shares and Restricted Shares may be made in any calendar year under this Plan shall not exceed in combination Fifty Thousand (50,000) shares. Furthermore, within such total, in no event shall ISOs with respect to more than Two Hundred Thousand (200,000) shares of Common Stock be granted under the Plan during the term hereof. Furthermore, the aggregate number of shares of Common Stock with respect to which the grant of Stock Payments may be made in any calendar year under this Plan shall not exceed Fifty Thousand (50,000) shares. Finally, the aggregate number of shares of Common Stock available for purchase under the Purchase Program in any calendar year shall not exceed One Hundred Thousand (100,000) shares. All such limitations on numbers of shares issuable under the Plan shall be adjusted, if applicable, pursuant to Section 7 of the General Provisions.

     The shares of Common Stock to be issued pursuant to this Plan may be authorized but unissued shares, shares issued and reacquired by the Company or shares purchased by the Company on the open market. If any of the options granted under the Plan expire or terminate or are forfeited for any reason before they have been exercised in full, or if Restricted Shares, Performance Shares, Stock Payments or Dividend Equivalent Rights are forfeited, or if any other Award results in shares of Common Stock not being issued, the unused shares subject to those expired, terminated or forfeited Awards shall again be available for purposes of the Plan.

     The proceeds received by the Company from the sale of its Common Stock pursuant to the terms of any Award under the Plan, if in the form of cash, shall be added to the Company's general funds and may be used for general corporate purposes.

     SECTION 4.     INDIVIDUAL LIMITS.   The number of shares of Common Stock
with respect to which the grant of Awards other than Stock Payments or purchases under the Purchase Program may be made to any Plan Participant in any calendar year under the Plan shall not exceed Twenty Thousand (20,000) shares. Within such total, the number of shares of Common Stock with respect to which the grant of each of Performance Shares, Restricted Shares and Dividend Equivalent Rights may be made to any Plan Participant in any calendar year under the Plan shall not exceed in combination Ten Thousand (10,000) shares. Finally, the number of shares of Common Stock with respect to which the grant of Stock Payments may be made to any Plan Participant in any calendar year under the Plan shall not exceed Ten Thousand (10,000) shares. All such limitations on numbers of shares shall be adjusted, if applicable, under Section 7 of the General Provisions.

     SECTION 5.     ELIGIBILITY AND PARTICIPATION.   Officers, key employees,
employee directors and independent contractors or agents of the Company or its subsidiaries who are responsible for or contribute to the management, growth or profitability of the business of the Company or its subsidiaries shall be eligible for selection by the Plan Administrators to participate in the Plan; provided, however, that ISOs may be granted under the Incentive Program only to persons who are employees of the Company or its subsidiaries. An employee may be granted NQSOs under the Plan; provided, however, that the grant of each NQSO and ISO to an employee shall be the grant of separate


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                        Page -3-
options and each NQSO and each ISO shall be specifically designated as such in accordance with applicable provisions of the Code.

     The term "subsidiary" as used herein means any company, other than the Company, in an unbroken chain of companies beginning with the Company if, at the time of grant of an Award, each of the companies, other than the last company in the unbroken chain, owns stock possessing more than 50% of the total combined voting power of all classes of stock in one of the other companies in such chain.

     SECTION 6.     EFFECTIVE DATE.   The Plan shall become effective upon its
adoption by the Board of Directors of the Company subject to approval of the Plan by a majority of the stockholders of the Company voting in person or by proxy at a meeting of stockholders following adoption of the Plan by the Board of Directors, which vote shall be taken within twelve (12) months of adoption of the Plan by the Company's Board of Directors.

     SECTION 7.     ADJUSTMENTS.   If the outstanding shares of the Company's
Common Stock are increased, decreased, changed into, or exchanged for a different number or kind of shares or securities through merger, consolidation, combination, exchange of shares, other reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split or other similar corporate transaction or event, then: (i) the number and kind of shares which may thereafter be delivered in connection with Awards; (ii) the number and kind of shares that may be delivered or deliverable in respect of outstanding Awards; (iii) the number and kind of shares with respect to which Awards may be granted as set forth in Articles 3 and 4 hereof; and (iv) the exercise price, grant price or purchase price relating to any Award shall be proportionately and equitably adjusted by the Plan Administrators. Any such adjustment made by the Plan Administrators will be final and binding.

     SECTION 8.     CHANGE OF CONTROL.   Unless otherwise provided in an Award
Agreement, if a Change of Control (as defined below) occurs prior to vesting or settlement of any outstanding Award, then from and after the Acceleration Date, all outstanding and unexercised options, SARs and Dividend Equivalent Rights shall be exercisable in full, whether or not otherwise exercisable, all restrictions and Restriction Periods applicable to all outstanding Restricted Shares, Stock Payments and Dividend Equivalent Rights shall lapse and certificates representing such shares shall be delivered to the Plan Participant no later than the fifth day following the Acceleration Date (as defined below), all Performance Objectives and other terms and conditions applicable to any Performance Shares, Stock Payments and Dividend Equivalent Rights shall be deemed to have been met and the full value of such Shares, Payments or Rights shall be paid or issued to the Plan Participant no later than the fifth day following the Acceleration Date. The Plan Administrators may, in their discretion, include in the agreement evidencing any such Award, a provision or provisions to avoid or ameliorate the federal income tax impact of excess parachute payments as defined in Section 280G(b) of the Code, including, without limitation, provisions reducing the benefits or payments realizable by the Plan Participant under such Awards or providing for additional payments to such Plan Participant as a result of excise tax payment obligations related thereto. Under the Purchase Program, all funds in the Plan Participants' accounts which have not been used to purchase Common Stock will be refunded to the Plan Participant no later than the fifth day following the Acceleration Date and all Common Stock held in the Plan Participants' accounts will be released as a withdrawal under the terms and conditions of the Purchase Program.


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                        Page -4-

     As defined herein, "CHANGE OF CONTROL" shall mean the occurrence of any of the following: (i) any "person" or "group" (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act), other than the Company, a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a company owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the total combined voting power represented by the Company's then outstanding voting securities; or (ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (i), (iii) or (iv) of this definition) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; (iii) any Reorganization as defined below; or (iv) the stockholders of the Company adopt a plan of complete liquidation of the Company.



     The term "REORGANIZATION" as used in this Section 8 shall mean: (i) the approval by the stockholders of the Company of any statutory merger, consolidation or share exchange to which the Company is a party as a result of which the persons who were stockholders of the Company immediately prior to the effective date of such Reorganization shall have beneficial ownership of less than fifty percent (50%) of the total combined voting power in the election of directors of the surviving corporation following the effective date of such Reorganization; or (ii) the approval by stockholders of an agreement for the sale or disposition by the Company of all or substantially all of the assets of the Company.



     For purposes of this definition of Reorganization, the term "sale or disposition by the Company of all or substantially all of the assets of the Company" shall mean a sale or other disposition transaction or series of related transactions involving assets of the Company or any subsidiary thereof (including the stock of any direct or indirect subsidiary of the Company) in which the value of the assets or stock being sold or otherwise disposed of (as measured by the purchase price being paid therefor or by such other method as the Board of Directors of the Company determines is appropriate in a case where there is no readily ascertainable purchase price) constitutes more than two-thirds of the fair market value of the Company (as hereinafter defined). For purposes of the preceding sentence, the "fair market value of the Company" shall be the aggregate market value of the outstanding shares of Common Stock of the Company (on a fully diluted basis) plus the aggregate market value of the Company's other outstanding equity securities. The aggregate market value of the shares of Common Stock of the Company shall be determined by multiplying the number of shares of the Company's Common Stock (on a fully diluted basis) outstanding on the date of the execution and delivery of a definitive agreement with respect to the transaction or series of related transactions (the "Transaction Date") by the average closing price of the shares of Common Stock of the Company for the ten trading days immediately preceding the Transaction Date. The aggregate market value of any other equity securities of the Company shall be determined in a manner similar to that prescribed in the immediately preceding sentence for determining the aggregate market value of the shares of Common Stock of the Company or by such other method as the Board shall determine is appropriate.


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                        Page -5-

     As defined herein, "ACCELERATION DATE" shall mean the earliest date on which any of the following events shall have first occurred: (i) the acquisition described in clause (i) of the definition of Change of Control contained in this
Section 8; (ii) the change in the composition of the Board of Directors of the Company described in clause (ii) of such definition; or (iii) the stockholder approval or adoption described in clauses (iii) and (iv) of such definition.


     SECTION 9.     TERMINATION AND AMENDMENT OF THE PLAN.   The Plan shall
terminate on July 17, 2006 or shall terminate at such earlier time as the Board of Directors may so determine. No Awards shall be granted and no stock shall be sold and purchased under the Plan after that date, subject to
Article I, Section 10 hereof. Subject to the limitation contained in the following Section 10, the Plan Administrators may at any time amend or revise the terms of the Plan, including the form and substance of the Award or stock purchase agreements to be used hereunder; provided, however, that without approval by the stockholders of the Company representing a majority of the voting power (as provided in Section 6 above) no amendment or revision shall:
(a) increase the maximum aggregate number of shares that may be sold or distributed pursuant to Awards under the Plan, except as permitted under Sections 3 and 7 of Article I; (b) change the minimum purchase price for shares under Section 3 of Articles II and III or the Purchase Price for shares under Article VI; (c) increase the maximum term established under the Programs for Awards; (d) permit the granting of an Award or right to purchase shares to anyone other than as provided in Section 5 of Article I; (e) change the term of the Plan as provided in this Section 9; or (f) materially increase the benefits accruing to Plan Participants under the Plan.


     SECTION 10.    PRIOR RIGHTS AND OBLIGATIONS.   No amendment, suspension or
termination of the Plan shall, without the written consent of the individual who has received an Award or who has purchased a specified share or shares under the Purchase Program, adversely affect any of the person's rights or obligations under any award granted or shares sold and purchased under the Plan prior to that amendment, suspension or termination.

     SECTION 11.    PRIVILEGES OF STOCK OWNERSHIP.   Notwithstanding the
exercise of any Award granted pursuant to the terms of the Plan, the achievement of any conditions specified in any Restricted Share or Performance Share granted pursuant to the terms of this Plan or the election to purchase any shares pursuant to the terms of this Plan, no individual shall have any of the rights or privileges of a stockholder of the Company in respect of any Award or any shares of stock issuable pursuant to an Award or the sale, purchase and issuance of such purchased shares until certificates representing the shares have been issued and delivered. No shares shall be required to be issued and delivered upon any Award or a purchase under the Purchase Program unless and until all of the requirements of law and of all regulatory agencies having jurisdiction over the issuance and delivery of the securities shall have been fully complied with.

     SECTION 12.    RESERVATION OF SHARES OF COMMON STOCK.   The Company, during
the term of the Plan, will at all times reserve and keep available such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. In addition, the Company will from time to time, as is necessary to accomplish the purposes of the Plan, seek to obtain in good faith from any regulatory agency having jurisdiction any requisite authority in order to issue and sell shares of Common Stock hereunder. The inability of the Company to obtain from any regulatory agency having jurisdiction that


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                        Page -6-
authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares of its stock hereunder shall relieve the Company of any liability in respect to the nonissuance or sale of the stock as to which the requisite authority shall have not been obtained.

     SECTION 13.    TAX WITHHOLDING.   The grant or exercise of any Award or the
sale and issuance of any shares to be purchased under this Plan are subject to the condition that if, at any time, the Company shall determine in its sole discretion, that the satisfaction of withholding tax or other withholding liabilities under any state or federal law is necessary or desirable as a condition of, or in connection with, such grant or exercise or the delivery or purchase of shares pursuant thereto, then in such event, the grant or exercise of the Award or the sale and issuance of any shares to be purchased shall not be effective unless such withholding shall have been effected or obtained in a manner acceptable to the Company. At the Company's sole and complete discretion, the Company may, from time to time unilaterally withhold or voluntarily accept shares of the Company's Common Stock already issued to a Plan Participant and/or stock subject to an Award as the source of payment for such liabilities.

     SECTION 14.    COMPLIANCE WITH SECURITIES LAWS.   Shares of Common Stock
shall not be issued with respect to any Award granted under the Plan, unless the issuance and delivery of the shares pursuant to such grant or the exercise of that Award and the issuance and delivery of those shares pursuant to that exercise shall comply with all applicable provisions of foreign, state and federal law including, without limitation, the Securities Act of 1933, as amended, and the Exchange Act, and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed. The Plan Administrators may also require a Plan Participant to furnish evidence satisfactory to the Company, including a written and signed representation letter and consent to be bound by any transfer restriction imposed by law, legend, condition or otherwise, that the shares are being purchased only for investment and without any present intention to sell or distribute the shares in violation of any state or federal law, rule or regulation, if required by the Company. Further, each Plan Participant shall consent to the imposition of a legend on the shares of Common Stock issued under the Plan and the imposition of stop-transfer instructions restricting their transferability as may be required by the Plan Administrators in their discretion to ensure compliance with such laws.

     SECTION 15.    AWARD AGREEMENTS AND EMPLOYMENT.   Each person granted an
Award (other than an unrestricted Stock Payment) shall sign an Award agreement which signifies the offer of the Award by the Company and the acceptance of the Award by the person in accordance with the terms of the Award and the provisions of the Plan. Each Award agreement shall reflect the terms and conditions of the Award. Except as otherwise provided in an Award agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Award agreement shall be subject to all of the terms of the Plan. Each Plan Participant may be required to agree in writing, as a condition of receiving an Award under the Plan, that he or she will remain in the employment or, or service to, the Company or its subsidiaries following the date of the granting of that Award for a period specified by the Plan Administrators, in their discretion. Nothing in the Plan or in any Award granted hereunder shall confer upon any Plan Participant any right to continued employment by, or service to, the Company or its subsidiaries or limit in any way the right of the Company or its subsidiaries at any time to terminate or alter the terms of that employment or service agreement. In the discretion of the Plan Administrators, a Plan Participant may also be required to agree to non-competition, non-


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                        Page -7-
disclosure, non-solicitation or any other terms or provisions not inconsistent with the Plan in consideration of the grant of an Award.

     SECTION 16.    RULE 16B-3 COMPLIANCE.   It is the express intent of the
Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) under the Exchange Act in connection with any grant of awards to, or other transaction by, a Plan Participant who is subject to Section 16 of the Exchange Act (except for transactions exempted under alternative Exchange Act Rules). Accordingly, if any provision of the Plan or any agreement relating to an Award does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Plan Participant shall avoid liability under Section 16(b).

     SECTION 17.    PERFORMANCE-BASED AWARDS.

          (a)  GENERAL.   Each agreement for the grant of Performance Shares
shall specify the number of Performance Shares subject to such agreement, the Performance Period and the Performance Objective (each as defined below), and each agreement for the grant of any other award that the Plan Administrators determine to make subject to a Performance Objective similarly shall specify the applicable number of Shares, the period for measuring performance and the Performance Objective. As used herein, "PERFORMANCE OBJECTIVE" means a performance objective specified in the agreement for a Performance Share, or for any other Award which the Plan Administrators determine to make subject to a performance objective, upon which the vesting or settlement of such Award is conditioned and "PERFORMANCE PERIOD" means the period of time specified in an agreement over which Performance Shares, or another Award which the Plan Administrators determine to make subject to a Performance Objective, are to be earned. Each agreement for a performance-based grant shall specify in respect of a Performance Objective the minimum level of performance below which no payment will be made, shall describe the method for determining the amount of any payment to be made if performance is at or above the minimum acceptable level, but falls short of full achievement of the Performance Objective, and shall specify the maximum percentage payout under the agreement. Such maximum percentage in no event shall exceed one hundred percent (100%) in the case of performance-based Restricted Shares and two hundred percent (200%) in the case of Performance Shares or performance-based Dividend Equivalent Rights.


          (b)  PERFORMANCE OBJECTIVE.   The Plan Administrators shall
determine and specify, in their discretion, the Performance Objective in the agreement for a Performance Share or for any other performance-based Award, which Performance Objective shall consist of: (i) one or more business criteria, including (except as limited under subparagraph (c) below for Awards to Covered Employees (as defined below)) financial, service level and individual performance criteria; and (ii) a targeted level or levels of performance with respect to such criteria. Performance Objectives may differ between Plan Participants and between types of Awards from year to year.


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                        Page -8-

          (c)  ADDITIONAL RULES APPLICABLE TO COVERED EMPLOYEES.   The
Performance Objective for Performance Shares and any other performance-based award granted to a Covered Employee, if deemed appropriate by the Plan Administrators, shall be objective and shall otherwise meet the requirements of
Section 162(m)(4)(C) of the Code and shall be based upon one or more of the following performance-based business criteria, either on a business unit or Company-specific basis or in comparison with peer group performance: return on net assets; return on assets; return on equity; return on capital; return on revenues; cash flow; book value; share price performance (including Options and SARs tied solely to appreciation in the Fair Market Value of the shares); earnings per share; stock price earnings ratio; earnings before interest, taxes, depreciation and amortization expenses ("EBITDA"); earnings before interest and taxes ("EBIT"); or EBITDA, EBIT or earnings before taxes and unusual or nonrecurring items as measured either against the annual budget or as a ratio to revenue. Achievement of any such Performance Objective shall be measured over a period of years not to exceed ten as specified by the Plan Administrators in the agreement for the performance-based Award. No business criterion other than those named above in this Section 17(c) may be used in establishing the Performance Objective for an Award to a Covered Employee under this Section 17. For each such Award relating to a Covered Employee, the Plan Administrators shall establish the targeted level or levels of performance for each such business criterion. The Plan Administrators may, in their discretion, reduce the amount of a payout otherwise to be made in connection with an Award under this Section 17(c), but may not exercise discretion to increase such amount, and the Plan Administrators may consider other performance criteria in exercising such discretion. All determinations by the Plan Administrators as to the achievement of Performance Objectives under this Section 17(c) shall be made in writing. The Plan Administrators may not delegate any responsibility under this
Section 17(c). As used herein, "COVERED EMPLOYEE" shall mean, with respect to any grant of an Award, an executive of the Company or any subsidiary who is a member of the executive compensation group under the Company's compensation practices (not necessarily an executive officer) whom the Plan Administrators deem may be or become a covered employee as defined in Section 162(m)(3) of the Code for any year that such award may result in remuneration to the Plan Participant and for which year such Plan Participant may receive remuneration over $1 million which would not be deductible under Section 162(m) of the Code but for the provisions of the Plan and any other "qualified performance-based compensation" plan (as defined under Section 162(m) of the Code) of the Company; provided, however, that the Plan Administrators may determine that a Plan Participant has ceased to be a Covered Employee prior to the settlement of any Award.

          (d)  CODE SECTION 162(m).   The Plan Administrators, in their sole
discretion, may require that one or more Award agreements contain provisions which provide that, in the event Section 162(m) of the Code, or any successor provision relating to excessive employee remuneration, would operate to disallow a deduction by the Company with respect to all or part of any Award under the Plan, a Plan Participant's receipt of the benefit relating to such Award that would not be deductible by the Company shall be deferred until the next succeeding year or years in which the Plan Participant's remuneration does not exceed the limit set forth in such provisions of the Code.

     SECTION 18.    TRANSFERABILITY OF AWARDS.   During the lifetime of a Plan
Participant to whom an Award is granted, only the Plan Participant (or such Plan Participant's legal representative) may exercise or receive payment of an Award; provided, however, that the Plan Administrators may, in their sole discretion, permit transfers of NQSOs and SARs for estate planning purposes if and to the


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                        Page -9-
extent such transfers do not cause a Plan Participant subject to Section 16 of the Exchange Act who then or thereafter has transactions with respect to such NQSO or SAR to lose the benefit of the exemption under Rule 16b-3 relating to such Awards or violate other rules or regulations of the Securities and Exchange Commission (THE "SEC") or the Internal Revenue Service or materially increase the cost of the Company's compliance with such rules or regulations, including but not limited to, any additional registration statements that the Company would be required to file with the SEC if such transfer were allowed. No Award (other than unrestricted Stock Payments upon receipt) may be sold, pledged, assigned, transferred in any manner (except as provided above or elsewhere herein), exchanged or otherwise encumbered or made subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, and any attempt to do so shall be of no effect.

     SECTION 19.    DEATH BENEFICIARIES.   In the event of a Plan Participant's
death, all of such person's outstanding Awards, including his or her rights to receive any accrued but unpaid Stock Payments, will transfer to the maximum extent permitted by law to such person's beneficiary (except to the extent a permitted transfer of a NQSO or SAR was previously made pursuant to Section 18 of the General Provisions). Each Plan Participant may name, from time to time, any beneficiary or beneficiaries (which may be named contingently or successively) as his or her beneficiary for purposes of this Plan. Each designation shall be on a form prescribed by the Plan Administrators, will be effective only when delivered to the Company, and when effective will revoke all prior designations by the Plan Participant. If a Plan Participant dies with no such beneficiary designation in effect, such person's beneficiary shall be his or her estate and such person's Awards will be transferable by will or pursuant to laws of descent and distribution applicable to such person.


     SECTION 20.    UNFUNDED PLAN.   The Plan shall be unfunded and the
Company shall not be required to segregate any assets that may at any time be represented by Awards under the Plan. Neither the Company, its affiliates, the Plan Administrators, nor the Board shall be deemed to be a trustee of any amounts to be paid under the Plan nor shall anything contained in the Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between any such party and a Plan Participant or anyone claiming on his or her behalf, subject to the duties and obligations of the Custodian of the Common Stock Account under Article VI hereof. To the extent a Plan Participant or any other person acquires a right to receive payment pursuant to an Award under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.


     SECTION 21.    CHOICE OF LAW AND VENUE.   The Plan and all related
documents shall be governed by, and construed in accordance with, the laws of the State of California (except to the extent the provisions of Delaware corporate law may be applicable). Acceptance of an Award shall be deemed to constitute consent to the jurisdiction and venue of the Superior Court of Santa Barbara County, California and the United States District Court of the Central District of California for all purposes in connection with any suit, action or other proceeding relating to such Award, including the enforcement of any rights under the Plan or any agreement or other document, and shall be deemed to constitute consent to any process or notice of motion in connection with such proceeding being served by certified or registered mail or personal service within or without the State of California, provided a reasonable time for appearance is allowed.

     SECTION 22.    FAIR MARKET VALUE.   As used in the Plan, "FAIR MARKET
VALUE" shall be determined by the Plan Administrators on the basis of such factors as they deem appropriate; provided, however, that Fair Market Value on any day shall be deemed to be, if the Common Stock is traded on a


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -10-
national securities exchange or the Nasdaq National Market, the closing price (or, if no reported sale takes place on such day, the arithmetic mean of the reported bid and asked prices) of the Common Stock on such day on the principal such exchange or market, or, if the stock is reported on the composite tape, the closing price as reported on the composite tape. In each case, the Plan Administrators' determination of Fair Market Value in accordance with the Code shall be conclusive.

     SECTION 23     COMMITTEE'S RIGHT.   Except as may be provided in an Award
agreement, the Plan Administrators may, in their discretion, waive any restrictions or conditions applicable to, or accelerate the vesting of, any Award (other than the right to purchase shares pursuant to the Purchase Program).

     SECTION 24.    TERMINATION OF BENEFITS UNDER CERTAIN CONDITIONS.   The Plan
Administrators, in their sole discretion, may cancel any unexpired, unpaid or deferred Award (other than a right to purchase shares pursuant to the Purchase Program) at any time if the Plan Participant is not in compliance with all applicable provisions of the Plan or any Award agreement or if the Plan Participant, whether or not he or she is currently employed by the Company or one of its subsidiaries, acts in a manner contrary to the best interests of the Company and its subsidiaries.

     SECTION 25.    CONFLICTS IN PLAN.   In case of any conflict in the terms of
the Plan, or between the Plan and an Award agreement, the provisions in the Article of the Plan which specifically grants such Award shall control those in a different Article and the provisions of the Plan shall control those in such Award agreement.

     SECTION 26.    OPTIONAL DEFERRAL.   The right to receive any Award under
the Plan (other than the right to purchase shares pursuant to the Purchase Program) may, at the request of the Plan Participant, be deferred to such period and upon such terms and conditions as the Plan Administrators shall, in their discretion, determine, which may include crediting of interest on deferrals of cash and crediting of dividends on deferrals denominated in shares of Common Stock.


                                  ARTICLE II
                        INCENTIVE STOCK OPTION PROGRAM

     SECTION 1.     OPTION TERMS AND CONDITIONS.   The terms and conditions of
options granted under the Incentive Stock Option Program (THE "INCENTIVE PROGRAM") may differ from one another as the Plan Administrators shall, in their discretion, determine in each ISO Award agreement (THE "ISO AGREEMENT"), as long as all ISOs granted under the Incentive Program satisfy the requirements of
Section 422 of the Code for the granting of incentive stock options and are clearly and specifically designated as such. Unless any provision of this
Article II indicates to the contrary, this Incentive Program shall be subject to the General Provisions of the Plan.

     SECTION 2.     DURATION OF OPTIONS.   Each ISO and all rights thereunder
granted pursuant to the terms of the Incentive Program shall expire on the date determined by the Plan Administrators as evidenced by the ISO Agreement, but in no event shall any ISO expire later than ten (10) years from the date on which the ISO is granted. However, notwithstanding the above portion of this Section 2, if at the time the ISO is granted, the grantee (THE "OPTIONEE") owns or would be considered to own by


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -11-
reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, such ISO shall expire not more than five (5) years from the date the ISO is granted. In addition, each ISO shall be subject to early termination as provided in the Incentive Program.

     SECTION 3.     PURCHASE PRICE.   The purchase price for shares acquired
pursuant to the exercise, in whole or in part, of any ISO shall not be less than the greater of: (i) the par value of a share of Common Stock; or (ii) the Fair Market Value of the shares at the time of the grant of the ISO. Notwithstanding the foregoing, if at the time an ISO is granted the Optionee owns or would be considered to own by reason of Code Section 424(d) more than 10% of the total combined voting power of all classes of stock of the Company or its subsidiaries, the purchase price of the shares covered by such ISO shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the ISO is granted.

     SECTION 4. MAXIMUM AMOUNT OF OPTIONS EXERCISABLE IN ANY CALENDAR YEAR. Notwithstanding any other provision of the Incentive Program, the aggregate Fair Market Value (determined at the time any ISO is granted) of the Common Stock with respect to which ISOs or any other incentive stock options (as described in Section 422 of the Code) become exercisable for the first time by any employee during any calendar year under all stock option plans of the Company and its subsidiaries shall not exceed $100,000.

     SECTION 5.     EXERCISE OF OPTIONS.   Each ISO shall be exercisable in one
or more installments during its term, and the right to exercise may be cumulative as determined by the Plan Administrators and the ISO Agreement. An ISO may be exercised by properly completing and delivering to the Company at its principal office an exercise form prescribed by the Plan Administrators and attached to the ISO Agreement for this purpose, together with payment in full of the ISO exercise price for the shares of Common Stock the Plan Participant desires to purchase through such exercise in the manner specified in the exercise form and ISO Agreement. No ISO may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified cashier's check payable to the order of the Company or, if permitted by the Plan Administrators, by shares of the Company's Common Stock or by the surrender of all or part of an Award (including the ISO being exercised), or in other property, rights or credits deemed acceptable by the Plan Administrators or, if permitted by the Plan Administrators, by a combination of the foregoing, at the time of exercise of the ISO. If any portion of the purchase price is paid in shares of the Company's Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Plan Administrators in accordance with Section 22 of Article I. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon the exercise of an ISO or other option or Award to satisfy the exercise price for additional ISOs.

     SECTION 6.     OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT.   If an
Optionee, under this Incentive Program, ceases to be employed by the Company or any subsidiary for any reason other than death or disability, his or her ISO shall immediately terminate; provided, however, that the Plan Administrators may, in their discretion, allow the ISO to be exercised (to the extent exercisable on the date of termination) at any time within three (3) months after the date of termination of employment, unless either the ISO Agreement or the Incentive Program otherwise provides for earlier termination.


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -12-

     SECTION 7.     OPTION RIGHTS UPON DISABILITY.   If an Optionee becomes
disabled within the meaning of Code Section 422(e)(3) while employed by the Company or any subsidiary, the Plan Administrators, in their discretion, may allow the ISO to be exercised, to the extent exercisable on the date of termination of employment, at any time within one (1) year after the date of the termination of employment due to disability, unless either the ISO Agreement or the Incentive Program otherwise provides for earlier termination.

     SECTION 8.     OPTION RIGHTS UPON DEATH OF OPTIONEE.   Except as otherwise
limited by the Plan Administrators at the time of the grant of an ISO, if an Optionee dies while employed by the Company or any subsidiary, or within three
(3) months after ceasing to be an employee thereof, his or her ISO shall expire one (1) year after the date of death unless the ISO Agreement otherwise provides for earlier termination. During this one (1) year or shorter period, the ISO may be exercised, to the extent that it remains unexercised and to the extent exercisable on the date of death, by the person or persons to whom the Optionee's rights under the ISO shall pass by will or by laws of descent and distribution and pursuant to Section 19 of Article I, but only to the extent that the Optionee is entitled to exercise the ISO at the time of death.


                                 ARTICLE III
                      NONQUALIFIED STOCK OPTION PROGRAM


     SECTION 1.     OPTION TERMS AND CONDITIONS.   The terms and conditions of
options granted under the Nonqualified Stock Option Program (THE "NONQUALIFIED PROGRAM") may differ from one another as the Plan Administrators shall, in their discretion, determine in each NQSO Award agreement (THE "NQSO AGREEMENT"), as long as all NQSOs granted under the Nonqualified Program shall clearly and specifically be designated as not being an incentive stock option within the meaning of Section 422 of the Code. Unless any provision herein indicates to the contrary, this Nonqualified Program shall be subject to the General Provisions of the Plan.


     SECTION 2.     DURATION OF OPTIONS.   Each NQSO and all rights thereunder
granted pursuant to the terms of the Nonqualified Program shall expire on the date determined by the Plan Administrators as evidenced by the NQSO Agreement, but in no event shall any NQSO expire later than ten (10) years from the date on which the NQSO is granted. In addition, each NQSO shall be subject to early termination as provided in the Nonqualified Program.

     SECTION 3.     PURCHASE PRICE.   The purchase price for shares acquired
pursuant to the exercise, in whole or in part, of any NQSO shall not be less than the greater of: (i) the par value of a share of Common Stock; or (ii) the Fair Market Value of the shares at the time of the grant of the NQSO.

     SECTION 4.     EXERCISE OF OPTIONS.   Each NQSO shall be exercisable in one
or more installments during its term, and the right to exercise may be cumulative as determined by the Plan Administrators and the NQSO Agreement. An NQSO may be exercised by properly completing and delivering to the Company at its principal office an exercise form prescribed by the Plan Administrators and attached to the NQSO Agreement for this purpose, together with payment in full of the NQSO exercise price for the shares of Common Stock the Plan Participant desires to purchase through such exercise in the manner specified in the exercise form and NQSO Agreement. No NQSO


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -13-
may be exercised for a fraction of a share of Common Stock. The purchase price of any shares purchased shall be paid in full in cash or by certified cashier's check payable to the order of the Company or, if permitted by the Plan Administrators, by shares of the Company's Common Stock or by the surrender of all or part of an Award (including the NQSO being exercised), or in other property, rights or credits deemed acceptable by the Plan Administrators or, if permitted by the Plan Administrators, by a combination of the foregoing, at the time of exercise of the NQSO. If any portion of the purchase price is paid in shares of the Company's Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Plan Administrators in accordance with Section 22 of Article I. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon the exercise of an NQSO or other option or Award to satisfy the exercise price for additional NQSOs.

     SECTION 5.     OPTION RIGHTS UPON TERMINATION OF EMPLOYMENT OR SERVICE.
If an Optionee under this Nonqualified Program ceases to be employed by, or provide services to, the Company or any subsidiary for any reason other than death or disability, his or her NQSO shall immediately terminate; provided, however, that the Plan Administrators may, in their discretion, allow the NQSO to be exercised (to the extent exercisable on the date of termination) at any time within three (3) months after the date of termination of employment, unless either the NQSO Agreement or the Nonqualified Program otherwise provides for earlier termination.

     SECTION 6.     OPTION RIGHTS UPON DISABILITY.   If an Optionee becomes
disabled within the meaning of Code Section 422(e)(3) while employed by the Company or any subsidiary, the Plan Administrators, in their discretion, may allow the NQSO to be exercised, to the extent exercisable on the date of termination of employment, at any time within one (1) year after the date of the termination of employment due to disability, unless either the NQSO Agreement or the Nonqualified Program otherwise provides for earlier termination.

     SECTION 7.     OPTION RIGHTS UPON DEATH OF OPTIONEE.   Except as otherwise
limited by the Plan Administrators at the time of the grant of a NQSO, if an Optionee dies while employed by the Company or any subsidiary, or within three
(3) months after ceasing to be an employee thereof, his or her NQSO shall expire one (1) year after the date of death unless the NQSO Agreement otherwise provides for earlier termination. During this one (1) year or shorter period, the NQSO may be exercised, to the extent that it remains unexercised on the date of death, by the person or persons to whom the Optionee's rights under the NQSO shall pass by will or by laws of descent and distribution and pursuant to
Section 19 of Article I, but only to the extent that the Optionee is entitled to exercise the NQSO at the time of death.


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -14-

                                   ARTICLE IV
                            RESTRICTED SHARE PROGRAM

     SECTION 1.     TERMS AND CONDITIONS.   The terms and conditions of
restricted shares granted under the Restricted Share Program (THE "RESTRICTED PROGRAM") may differ from one another as the Plan Administrators shall, in their discretion, determine in each Restricted Share Award agreement (THE "RESTRICTED SHARE AGREEMENT"), as long as all restricted shares granted under the Restricted Program satisfy the requirements of the Restricted Program. Unless any provision herein indicates to the contrary, this Restricted Program shall be subject to the General Provisions of the Plan.

     Each restricted share grant shall provide to the recipient (THE "HOLDER") the transfer of a specified number of shares of the Company's Common Stock that shall become nonforfeitable upon the achievement of specified service or performance conditions within a specified period (THE "RESTRICTION PERIOD") as determined by the Plan Administrators and the Restricted Share Agreement. At the time that the restricted share is granted, the Plan Administrators shall specify the service or performance conditions and the period of duration over which the conditions apply as evidenced by the Restricted Share Agreement. Additionally, the Holder will be required to pay an amount equal to the aggregate par value of any newly issued restricted shares, which amount will be returned to the Holder in the event the restricted shares are forfeited.

     The Holder of restricted shares shall not have any rights with respect to such award, unless and until such Holder has executed the Restricted Share Agreement. Each individual who is awarded restricted shares shall be issued a stock certificate in respect of such shares and such certificate shall be registered in the name of the Holder and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted shares, substantially in the following form:

     The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the PDT, Inc. Restricted Share Agreement entered into between the registered owner hereof and PDT, Inc., a copy of which is on file at the offices of PDT, Inc.

     The Plan Administrators shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed and that, as a condition of any restricted share award, the Holder shall have delivered a stock power, endorsed in blank, relating to the stock covered by such restricted shares. At the expiration of each Restriction Period, the Company shall deliver to the Holder any certificates held by the Company representing shares with respect to which the applicable conditions have been satisfied and destroy said stock power.

     SECTION 2.     NONTRANSFERABILITY.   Subject to the provisions of the
Restricted Plan and the Restricted Share Agreement, during the Restriction Period as may be set forth by the Plan Administrators commencing on the grant date, the Holder shall not be permitted to sell, pledge, assign, transfer in any manner, exchange or otherwise encumber or make subject to any creditor's process, whether voluntarily, involuntarily or by operation of law, such restricted shares, other than by will or



                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -15-
the laws of descent and distribution pursuant to Section 19 of Article I and any attempt to do so shall be of no effect.

     SECTION 4.     RESTRICTED SHARE RIGHTS UPON EMPLOYMENT OR SERVICE.   If a
Holder terminates employment with or service to the Company prior to the expiration of the Restriction Period, any restricted shares granted to him or her subject to such Restriction Period shall be forfeited by Holder and shall be transferred to the Company. The Plan Administrators may, in their sole discretion, accelerate the lapsing of or waive such restrictions in whole or in part based upon such factors and such circumstances as the Plan Administrators may determine, in their sole discretion, including, but not limited to, the Plan Participant's retirement, death or disability, all changes in the terms of the Restriction Period to be evidenced in the Restricted Share Agreement or an amendment thereto in writing.

     SECTION 5.     STOCKHOLDER RIGHTS.   At the discretion of the Plan
Administrators, the Holder may have, with respect to the restricted shares granted, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. The Plan Administrators may (but are not obligated to) require that any dividends on such shares shall be automatically deferred and reinvested in additional restricted shares subject to the same restrictions as the underlying restricted shares. Certificates for shares of unrestricted stock shall be delivered to the Holder promptly after, and only after, the Restriction Period shall expire without forfeiture in respect of such restricted shares, all in accordance to the terms of the Restricted Share Agreement.


                                   ARTICLE IV
                        STOCK APPRECIATION RIGHTS PROGRAM

     SECTION 1.     SAR TERMS AND CONDITIONS.   The terms and conditions of SARs
granted under the Stock Appreciation Rights Program (THE "SAR PROGRAM") may differ from one another as the Plan Administrators shall, in their discretion, determine in each SAR agreement (THE "SAR AGREEMENT") Unless any provision herein indicates to the contrary, this SAR Program shall be subject to the General Provisions of the Plan.

     SECTION 2.     DURATION OF OPTIONS.   Each SAR and all rights thereunder
granted pursuant to the terms of the SAR Program shall expire on the date determined by the Plan Administrators as evidenced by the SAR Agreement, but in no event shall any SAR expire later than ten (10) years from the date on which the SAR is granted. In addition, each SAR shall be subject to early termination as provided in the SAR Program.

     SECTION 3.     GRANT.   Subject to the terms and conditions of the SAR
Agreement, the Plan Administrators may grant the right to receive a payment upon the exercise of an SAR which reflects the appreciation in the Fair Market Value of the number of shares of Common Stock for which such SAR was granted to any person who is eligible to receive Awards either: (i) in tandem with the grant of an ISO; (ii) in tandem with the grant of a NQSO; or (iii) independent of the grant of an ISO or NQSO. Each grant of an SAR which is in tandem with the grant of an ISO or NQSO shall be evidenced by the same agreement as the ISO or NQSO which is granted in tandem with such SAR and such SAR shall relate to the same number of shares of Common Stock as such option. Each SAR which is granted



                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -16-
independent of an ISO or NQSO shall be evidenced by a separate SAR Agreement which shall state the number of shares of Common Stock to which such SAR shall relate and such other terms and conditions as the Plan Administrators, in their sole discretion, deem are not inconsistent with the terms of the SAR Program, including conditions on the exercise of such SAR which relate to the employment of the Plan Participant or requirement that the Plan Participant exchange a prior outstanding option and/or SAR.

     SECTION 4.     PAYMENT AT EXERCISE.   Upon the settlement of an SAR in
accordance with the terms of the SAR Agreement, the Plan Participant shall (subject to the terms and conditions of the SAR Program and SAR Agreement) receive a payment equal to the excess, if any, of the SAR Exercise Price (as defined below) for the number of shares of the SAR being exercised at that time over the SAR Grant Price (as defined below) for such shares. Such payment may be paid in cash or in shares of the Company's Common Stock or by a combination of the foregoing, at the time of exercise of the SAR, as specified by the Plan Administrators in the SAR Agreement. If any portion of the payment is paid in shares of the Company's Common Stock, such shares shall be valued for this purpose at the SAR Exercise Price on the date the SAR is exercised and any payment in shares which calls for a payment in a fractional share shall automatically be paid in cash based on such valuation. As used herein, "SAR EXERCISE DATE" shall mean the date on which the exercise of an SAR occurs under the SAR Agreement, "SAR EXERCISE PRICE" shall mean the Fair Market Value of a shares of Common Stock on the SAR Exercise Date and "SAR GRANT PRICE" shall mean the price which would have been the option exercise price for one share of Common Stock if the SAR had been granted as an option, or if the SAR is granted in tandem with an option, the option exercise price per share for the related option.

     SECTION 5.     SPECIAL TERMS AND CONDITIONS.   Each SAR Agreement which
evidences the grant of an SAR shall incorporate such terms and conditions as the Plan Administrators in their absolute discretion deem are not inconsistent with the terms of the SAR Program and the agreement for the ISOs and NQSOs, if any, granted in tandem with such SAR except that: (i) if an SAR is granted in tandem with an ISO or NQSO, the SAR shall be exercisable only when the related ISO or NQSO is exercisable; and (ii) the Plan Participant's right to exercise an SAR granted in tandem with an ISO or NQSO shall be forfeited to the extent that he or she exercises the related ISO or NQSO and his or her right to exercise the ISO or NQSO shall be forfeited to the extent he or she exercises the related SAR, but any such forfeiture shall not count as a forfeiture for purposes of making the shares subject to such option or SAR again available for use under the General Provisions of the Plan.


                                  ARTICLE V
                          OTHER STOCK RIGHTS PROGRAM

     SECTION 1.     TERMS AND CONDITIONS.   The terms and conditions of
Performance Shares, Stock Payments or Dividend Equivalent Rights granted under the Other Stock Rights Program (THE "STOCK RIGHTS PROGRAM") may differ from one another as the Plan Administrators shall, in their discretion, determine in each stock rights agreement (THE "STOCK RIGHTS AGREEMENT"). Unless any provision herein indicates to the contrary, this Stock Rights Program shall be subject to the General Provisions of the Plan.



                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -17-

     SECTION 2.     DURATION.   Each Performance Share or Dividend Equivalent
Right and all rights thereunder granted pursuant to the terms of the Stock Rights Program shall expire on the date determined by the Plan Administrators as evidenced by the Stock Rights Agreement, but in no event shall any Performance Shares or Dividend Equivalent Rights expire later than ten (10) years from the date on which the Performance Shares or Dividend Equivalent Rights are granted. In addition, each Performance Share, Stock Payment or Dividend Equivalent Right shall be subject to early termination as provided in the Stock Rights Program.


     SECTION 3.     GRANT.   Subject to the terms and conditions of the Stock
Rights Agreement, the Plan Administrators may grant Performance Shares, Stock Payments or Dividend Equivalent Rights as provided under the Stock Rights Program. Each grant of Performance Shares, Dividend Equivalent Rights and Stock Payments shall be evidenced by a Stock Rights Agreement, which shall state the terms and conditions of each as the Plan Administrators, in their sole discretion, deem are not inconsistent with the terms of the Stock Rights Program.


     SECTION 4.     PERFORMANCE SHARES.   Performance Shares shall become
payable to a Plan Participant based upon the achievement of specified Performance Objectives and upon such other terms and conditions as the Plan Administrators may determine and specify in the Stock Rights Agreement evidencing such Performance Shares. Each grant shall satisfy the conditions for performance-based awards under Section 17 of Article I. A grant may provide for the forfeiture of Performance Shares in the event of termination of employment or other events, subject to exceptions for death, disability, retirement or other events, all as the Plan Administrators may determine and specify in the Stock Rights Agreement for such grant. Payment may be made for the Performance Shares at such time and in such form as the Plan Administrators shall determine and specify in the Stock Rights Agreement and payment for any Performance Shares may be made in full in cash or by certified cashier's check payable to the order of the Company or, if permitted by the Plan Administrators, by shares of the Company's Common Stock or by the surrender of all or part of an Award, or in other property, rights or credits deemed acceptable by the Plan Administrators or, if permitted by the Plan Administrators, by a combination of the foregoing. If any portion of the purchase price is paid in shares of the Company's Common Stock, those shares shall be tendered at their then Fair Market Value as determined by the Plan Administrators in accordance with Section 22 of Article I. Payment in shares of Common Stock includes the automatic application of shares of Common Stock received upon the exercise or settlement of Performance Shares or other option or Award to satisfy the exercise or settlement price.


     SECTION 5.     STOCK PAYMENTS.   The Plan Administrators may grant Stock
Payments to a person eligible to receive Awards as a bonus or additional compensation or in lieu of the obligation of the Company or a subsidiary to pay cash compensation under other compensatory arrangements, with or without the election of the eligible person, provided that the Plan Participant will be required to pay an amount equal to the aggregate par value of any newly issued Stock Payments. A Plan Participant shall have all the voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Plan Participant as a Stock Payment upon the Plan Participant becoming holder of record of such shares of Common Stock; provided, however, the Plan Administrators may impose such restrictions on the assignment or transfer of such shares of Common Stock as they deem appropriate and as are evidenced in the Stock Rights Agreement for such Stock Payment.


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -18-

     SECTION 6.     DIVIDEND EQUIVALENT RIGHTS.   The Plan Administrators may
grant Dividend Equivalent Rights in tandem with the grant of ISOs, NQSOs, SARs, Restricted Shares or Performance Shares that otherwise do not provide for the payment of dividends on the shares of Common Stock subject to such Awards for the period of time to which such Dividend Equivalent Rights apply, or may grant Dividend Equivalent Rights that are independent of any other such Award. A Dividend Equivalent Right granted in tandem with another Award may be evidenced by the agreement for such other Award; otherwise, a Dividend Equivalent Right shall be evidenced by a separate Stock Rights Agreement. Payment may be made by the Company in cash or by shares of the Company's Common Stock or by a combination of the foregoing, may be immediate or deferred and may be subject to such employment, Performance Objectives or other conditions as the Plan Administrators may determine and specify in the Stock Rights Agreement for such Dividend Equivalent Rights. The total payment attributable to a share of Common Stock subject to a Dividend Equivalent Right shall not exceed one hundred percent (100%) of the equivalent dividends payable with respect to an outstanding share of Common Stock during the term of such Dividend Equivalent Right, taking into account any assumed reinvestment (including assumed reinvestment in shares of Common Stock) or interest earnings on such equivalent dividends as determined under the Stock Rights Agreement in the case of a deferred payment, provided that such percentage may increase to a maximum of two hundred percent (200%) if the Dividend Equivalent Right is subject to a Performance Objective as described in Section 17 of Article I.


                                   ARTICLE VI
                             STOCK PURCHASE PROGRAM

     SECTION 1.     TERMS AND CONDITIONS.   The terms and conditions of shares
to be offered to be sold to employees of the Company and its subsidiaries under the Stock Purchase Program (THE "PURCHASE PROGRAM") shall comply with Section 423 of the Code.

     SECTION 2.     OFFERING PERIODS AND PARTICIPATION.   The Purchase Program
shall be implemented through a series of consecutive offering periods (the "OFFERING PERIODS"). An Eligible Employee may enroll in an Offering Period by delivering an agreement evidencing the terms and conditions of the stock subscription in a form prescribed by the Plan Administrator (the "SUBSCRIPTION AGREEMENT") to the Company's payroll department at least five (5) business days prior to the Enrollment Date for that Offering Period (or such lesser number of business days as the Plan Administrators, in their sole discretion, may permit). A Subscription Agreement in effect for a Plan Participant for a particular Offering Period shall continue in effect for subsequent Offering Periods if the Plan Participant remains an Eligible Employee and has not withdrawn the Subscription Agreement pursuant to Section 6 of the Purchase Program.

     SECTION 3.     OPTIONS.

     (a)  GRANTS.   On the Enrollment Date for each Offering Period, each
Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the Purchase Price) up to the lesser of: (i) ONE THOUSAND FIVE HUNDRED (1,500) SHARES; or (ii) that number of shares of Common Stock determined by dividing TWENTY FIVE THOUSAND DOLLARS ($25,000.00) by the Fair Market Value of a share of


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -19-

Common Stock on the Enrollment Date (such number of shares under clause (i) or (ii) being the "PERIODIC EXERCISE LIMIT"). The option shall expire immediately after the last Exercise Date of the Offering Period.

     (b)  GRANT LIMITATIONS.   Any provisions of the Purchase Program to the
contrary notwithstanding, no Plan Participant shall be granted an option under the Purchase Program:

          (i) if, immediately after the grant, such Plan Participant would own stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the Company's stock or of any subsidiary (applying the constructive ownership rules of Section 424(d) of the Code and treating stock that a Plan Participant may acquire under outstanding options as stock owned by the Plan Participant); or

          (ii) that permits such Plan Participant's rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries to accrue at a rate that exceeds Twenty Five Thousand Dollars ($25,000.00) worth of stock (determined at the Fair Market Value of the shares at the Enrollment Date) in any calendar year (computed utilizing the rules of Section 423(b)(8) of the Code).

     (c)  NO RIGHTS IN RESPECT OF UNDERLYING STOCK.   The Plan Participant will
have no interest or voting right in shares covered by an option until such option has been exercised.

     (d)  COMMON STOCK ACCOUNT.   As a condition of participation in the
Purchase Program, each Plan Participant shall be required to receive shares purchased under the Purchase Program in a common stock account (the "COMMON STOCK ACCOUNT") maintained by an agent selected by the Company to hold the Common Stock purchased under the Purchase Program (the "CUSTODIAN") and such Plan Participant's decision to participate in the Purchase Program shall constitute the appointment of the Custodian as custodial agent for purpose of holding such shares. The Common Stock Account will be governed by, and subject to, the terms and conditions of a written agreement with the Custodian in a form approved by the Plan Administrators.

     (e)  DIVIDENDS ON SHARES.   Subject to limitations of Section 3(a) hereof
and Section 423(b)(8) of the Code, all cash dividends, if any, paid with respect to shares of Common Stock purchased under the Purchase Program and held in a Plan Participant's Common Stock Account shall be automatically invested in shares of Common Stock purchased at One Hundred Percent (100%) of Fair Market Value on the next Exercise Date. All non-cash distributions on Common Stock purchased under the Purchase Program and held in a Plan Participant's Common Stock Account shall be paid to the Plan Participant as soon as practical.

     (f) WITHDRAWAL OF SHARES FROM COMMON STOCK ACCOUNT. Prior to the Plan Participant's termination of employment with the Company and/or its subsidiaries, a Plan Participant may withdraw some or all of the whole shares held in the Plan Participant's Common Stock Account, provided that, unless the Plan Administrators otherwise permit in their sole discretion, at least twelve
(12) months have expired following the Exercise Date on which such shares of Common Stock were purchased under the Purchase Program, and provided, further, that the Plan Participant provides prior written notice to the Company of such withdrawal if such withdrawal is prior to the expiration of twenty four


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -20-

 (24) months following the Enrollment Date for the Offering Period in which shares of Common Stock were purchased under the Purchase Program.

     SECTION 4.     PAYROLL DEDUCTIONS.

          (a)  PLAN PARTICIPANT DESIGNATIONS.   The Subscription Agreement
applicable to an Offering Period shall designate payroll deductions to be made on each payday during the Offering Period as a whole number percentage not exceeding fifteen percent (15%) of such Eligible Employee's compensation for the pay period preceding such payday, provided that the aggregate of such payroll deductions during the Offering Period shall not exceed fifteen percent (15%) of the Plan Participant's compensation during said Offering Period.

          (b)  PLAN ACCOUNT BALANCES.   The Company shall make payroll
deductions as specified in each Plan Participant's Subscription Agreement on each payday during the Offering Period and credit such payroll deductions to such Plan Participant's Plan Account. A Plan Participant may not make any additional payments into such Plan Account. No interest will accrue on any payroll deductions. All payroll deductions received or held by the Company under the Purchase Program may be used by the Company for corporate purposes and the Company shall not be obligated to segregate such payroll deductions.

          (c)  PLAN PARTICIPANT CHANGES.   A Plan Participant may discontinue
his or her participation in the Purchase Program as provided in Section 6 of the Purchase Program, or may increase or decrease (subject to such limits as the Plan Administrators may impose) the rate of his or her payroll deductions during any Purchase Period by filing with the Company a new Subscription Agreement authorizing such a change in the payroll deduction rate. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's receipt of the new Subscription Agreement, unless the Company elects to process a given change in participation more quickly.

          (d)  DECREASES.   Notwithstanding the foregoing, to the extent
necessary to comply with Section 423(b)(8) of the Code and Section 4(b) herein, a Plan Participant's payroll deductions shall be decreased to zero percent at such time during any Purchase Period that is scheduled to end during the calendar year (the "CURRENT PURCHASE PERIOD") when the aggregate of all payroll deductions previously used to purchase stock under the Purchase Plan in a prior Purchase Period which ended during that calendar year, plus all payroll deductions accumulated with respect to the Current Purchase Period, equal $21,250 (based on the 85% discount). Payroll deductions shall recommence at the rate provided in such Plan Participant's Subscription Agreement at the beginning of the first Purchase Period that is scheduled to end in the following calendar year, unless terminated by the Plan Participant as provided in Section 6 hereof.

          (e)  TAX OBLIGATIONS.   At the time of each exercise of a Plan
Participant's option, and at the time any Common Stock issued under the Purchase Program to a Plan Participant is disposed of, the Plan Participant must adequately provide for the Company's federal, state or other tax withholding obligations, if any, that arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but will not be obligated to, withhold from the Plan Participant's compensation the amount necessary for the Company to meet applicable withholding


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -21-
obligations, including but not limited to, any withholding required to make available to the Company any tax deductions or benefit attributable to sale or early disposition of Common Stock by the Eligible Employee.

          (f)  STATEMENTS OF ACCOUNT.   The Company shall maintain each Plan
Participant's Plan Account and shall give each Plan Participant a statement of account at least annually. Such statements will set forth the amounts of payroll deductions, the Purchase Price applicable to the Common Stock purchased, the number of shares purchased, the remaining cash balance and the dividends received, if any, for the period covered.

     SECTION 5.     EXERCISE OF OPTIONS.

          (a)  AUTOMATIC EXERCISE ON EXERCISE DATES.   Unless a Plan Participant
withdraws as provided in Section 6 below, his or her option for the purchase of shares will be exercised automatically on each Exercise Date within the Offering Period in which such Plan Participant is enrolled for the maximum whole number of shares of Common Stock as can then be purchased at the applicable Purchase Price with the payroll deductions accumulated in such Plan Participant's Plan Account and not yet applied to the purchase of shares under the Purchase Program, subject to Section 4(d) hereof and the Periodic Exercise Limit. All such shares purchased under the Purchase Program shall be credited to the Plan Participant's Common Stock Account. During a Plan Participant's lifetime, a Plan Participant's options to purchase shares under the Purchase Program shall be exercisable only by the Plan Participant.

          (b)  EXCESS PLAN ACCOUNT BALANCES.   If, due to application of the
Periodic Exercise Limit or otherwise, there remains in a Plan Participant's Plan Account immediately following exercise of such Plan Participant's option on an Exercise Date any cash accumulated during the Purchase Period immediately preceding such Exercise Date and not applied to the purchase of shares under the Purchase Program, such cash shall be promptly returned to the Plan Participant; provided, however, that if the Plan Participant shall enroll in the next Purchase Period (including, without limitation, by not withdrawing pursuant to Section 6), such cash shall be contributed to the Plan Participant's Plan Account for such next Purchase Period.

     SECTION 6.     WITHDRAWAL; TERMINATION OF EMPLOYMENT.

          (a)  VOLUNTARY WITHDRAWAL.   A Plan Participant may withdraw from an
Offering Period by giving written notice to the Company's payroll office at least five (5) business days prior to the next Exercise Date. Such withdrawal shall be effective beginning five (5) business days after receipt by the Company's payroll office of notice thereof. On or promptly following the effective date of any withdrawal, all (but not less than all) of the withdrawing Plan Participant's payroll deductions credited to his or her Plan Account and not yet applied to the purchase of shares under the Purchase Program will be paid to such Plan Participant, and on the effective date of such withdrawal such Plan Participant's option for the Offering Period will be automatically terminated and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a Plan Participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of any succeeding Offering Period, unless the Plan Participant delivers to the Company a new Subscription Agreement with respect thereto.


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -22-

          (b)  TERMINATION OF EMPLOYMENT.   Promptly after a Plan Participant's
ceasing to be an employee for any reason, all shares of Common Stock held in a Plan Participant's Common Stock Account and the payroll deductions credited to such Plan Participant's Plan Account and not yet applied to the purchase of shares under the Purchase Program will be returned to such Plan Participant, or, in the case of his or her death, to the person or persons entitled thereto, and such Plan Participant's option will be automatically terminated, provided that, if the Company does not learn of such death more than five (5) business days prior to an Exercise Date, payroll deductions credited to such Plan Participant's Account may be applied to the purchase of shares under the Stock Purchase Plan on such Exercise Date.



     SECTION 7.     TRANSFERABILITY.   Neither payroll deductions credited to a
Plan Participant's Plan Account nor any rights with regard to the exercise of an option or to receive shares under the Purchase Plan may be assigned, transferred, pledged or otherwise disposed of by the Plan Participant in any way other than by will or the laws of descent and distribution, and any option granted to a Plan Participant shall, during such Plan Participant's lifetime, be exercisable only by such Plan Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Plan Administrator may treat such act as an election to withdraw from an Offering Period in accordance with Section 6 of the Purchase Program.


     SECTION 8.     DEFINITIONS.   Capitalized terms used in the Purchase
Program and not otherwise defined in the Program shall have the meanings set forth below:

          "COMPENSATION" means the gross base salary or hourly compensation and the gross amount of any cash bonus paid to a Plan Participant, without reduction for contributions to any 401(k) plan sponsored by the Company.

          "ELIGIBLE EMPLOYEE" means an Employee who has been an Employee of the Company and/or its subsidiaries for a least one (1) year.

          "EMPLOYEE" means any individual who is an employee of the Company for purposes of tax withholding under the Code other than any employee of the Company who is not a regular full-time employee customarily employed for more than twenty hours per week or more than five (5) months in any calendar year by the Company. For purposes of the Purchase Program, the employment relationship shall be treated as continuing while the individual is on sick leave or other leave of absence approved by the Company, except that when the period of sick leave exceeds 90 days and the individual's right to re-employment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.


          "ENROLLMENT DATE" means the five (5) business days prior to the beginning of an Offering Period as defined below.


          "EXERCISE DATE" means the last business day of December or June, as the case may be, of each Purchase Period commencing with the last business day of June, 1997, for the Purchase Period commencing with the 1st of January, 1997, and the last business day of December, 1997 for the Purchase Period commencing with the 1st day of July, 1997.


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -23-

          "OFFERING PERIOD" means each period of twelve (12) months commencing on the first day of each January (commencing with January 1, 1997) and terminating on the last day of December twelve (12) months later. The Plan Administrators shall have the power to change the duration of Offering Periods without stockholder approval in connection with any adjustment required under
Section 7 of Article I, or if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

          "PLAN ACCOUNT" means the account maintained by the Company for the Plan Participants in the Purchase Program, to which are credited the payroll deductions made for such Plan Participant pursuant to Section 4 of the Purchase Program and from which are debited amounts paid for the purchase of shares upon exercise of such Plan Participant's option pursuant to Section 4 of the Purchase Program.

          "PURCHASE PERIOD" means each six-month period within an Offering Period, commencing on the first business day of each January (commencing with January 1, 1997) and July (commencing with July 1, 1997).


          "PURCHASE PRICE" as of any Exercise Date means an amount equal to the lower of: (a) eighty-five percent (85%) of the Fair Market Value of the Common Stock on the Enrollment Date for the applicable Offering Period; or
(b) eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on such Exercise Date.


                                                                       PDT, INC.
                                                         Stock Compensation Plan
                                                                       Page -24-

                                                                PRELIMINARY COPY

                                   PDT, INC.
PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                -- JULY 17, 1996
       PDT, INC., 7408 HOLLISTER AVENUE, SANTA BARBARA, CALIFORNIA 93117

The undersigned hereby appoints Gary S. Kledzik, Ph.D. and Michael D. Farney, and each of them the true and lawful attorneys in fact, agents and proxies, each with full power of substitution, to attend the annual meeting of stockholders of PDT, Inc. (the "Company") to be held July 17, 1996 at 9:00 a.m. at the Four Seasons Biltmore, Santa Barbara, California, and/or at any adjournment of the annual meeting, and to vote in the manner indicated below all shares of Common Stock which the undersigned would be entitled to vote if personally present, all in accordance with and as more fully described in the Notice of Annual Meeting and accompanying Proxy Statement, receipt of which is hereby acknowledged.

    THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED AS INDICATED BELOW:
                     PLEASE MARK YOUR VOTES LIKE THIS: /X/.

1. To amend Article II, Section 2 of the Company's ByLaws to increase the authorized number of the directors.

            FOR                         AGAINST                       ABSTAIN
            / /                           / /                           / /

2.  To elect the following as directors.

                     FOR ALL NOMINEES LISTED BELOW                                   WITHHOLD AUTHORITY TO VOTE FOR ALL
                       (except as marked below)                                             NOMINEES LISTED BELOW
                                  / /                                                                / /

 Daniel R. Doiron, Ph.D., Michael D. Farney, Gary S. Kledzik, Ph.D., Donald K.
                          McGhan, Raul E. Perez, M.D.
        and, if Item 1 is approved, Charles T. Foscue and David E. Mai.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE OUT THE NAME OF ANY SUCH NOMINEE(S) AND MARK THE FOLLOWING BOX: / /

IF ITEM 1 IS NOT APPROVED, THEN THE PROXY WILL BE VOTED FOR THE FIVE INCUMBENT DIRECTORS, NAMELY DANIEL R. DOIRON, PH.D., MICHAEL D. FARNEY, GARY S. KLEDZIK, PH.D., DONALD K. MCGHAN AND RAUL E. PEREZ, M.D., UNLESS OTHERWISE INDICATED ABOVE.

3.  To approve the PDT, Inc. Stock Compensation Plan.

              FOR                             AGAINST                           ABSTAIN
              / /                               / /                               / /

4. To ratify the appointment of Ernst & Young LLP as the Company's auditors for the 1996 fiscal year.

              FOR                             AGAINST                           ABSTAIN
              / /                               / /                               / /

5. In their discretion, on such other business as may properly come before the annual meeting or any adjournment thereof.

IF NO DIRECTION IS  MADE, THIS PROXY  WILL BE VOTED FOR  THE NOMINEES LISTED  IN
ITEM 2 (EXCEPT, IF ITEM 1 IS NOT APPROVED, THEN ONLY FOR MESSRS. DOIRON, FARNEY, KLEDZIK, MCGHAN AND PEREZ) AND FOR ITEMS 1, 3, AND 4 AND, WITH RESPECT TO ANY OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING, IN THE DISCRETION OF THE PROXY HOLDERS.

Please mark, date and sign as your name appears below and return in the enclosed envelope. If acting as executor, administrator, trustee or guardian, state your full title and authority when signing. If the signer is a corporation, please sign the full corporation name, by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

                                  Date:
                                  --------------------------------------, 1996

                                  ----------------------------------------------
                                                    Signature

                                  ----------------------------------------------
                                            Signature, if held jointly

    PLEASE SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED POSTAGE PRE-PAID
                                    ENVELOPE

/ /  I/WE PLAN TO ATTEND THE MEETING. IF YOU PLAN TO ATTEND THE MEETING, PLEASE
                                 MARK THE BOX.